                                                                  EXHIBIT 10(ii)

Northern Trust
Employee Stock Ownership Plan
(As Amended and Restated Effective January 1, 2002)

Northern Trust
Employee Stock Ownership Plan
(As Amended and Restated Effective January 1, 2002)

Contents

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Section                                                                    Page
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ARTICLE I.    NATURE OF THE PLAN...........................................  1

1.1  Establishment and Amendment of the Plan...............................  1
1.2  Purpose of the Plan...................................................  1
1.3  Legal Qualification...................................................  1
1.4  Applicability of the Plan.............................................  1

ARTICLE II.   DEFINITIONS..................................................  2

2.1  Definitions...........................................................  2

ARTICLE III.  PARTICIPATION AND SERVICE....................................  9

3.1  Participation.........................................................  9
3.2  Duration of Participation.............................................  9
3.3  Transferred or Rehired................................................  9
3.4  Vesting Service....................................................... 10
3.5  Break in Service...................................................... 11
3.6  One-Year Break in Service............................................. 11

ARTICLE IV.   EMPLOYER CONTRIBUTIONS....................................... 13

4.1  Contributions......................................................... 13
4.2  Medium of Payment..................................................... 13
4.3  Allocation of Employer Contributions.................................. 13
4.4  No Participant Contributions.......................................... 13
4.5  Uniformed Services Employment and Reemployment Rights Act............. 13

ARTICLE V.    INVESTMENT OF TRUST ASSETS................................... 14

5.1  Investments........................................................... 14
5.2  Valuation of Company Stock............................................ 14
5.3  Crediting of Stock.................................................... 14
5.4  Sales and Resales of Company Stock.................................... 14

ARTICLE VI.   EXEMPT LOANS................................................. 15

6.1  Requirements.......................................................... 15
6.2  Payments on Loans..................................................... 16
6.3  Crediting of Released Stock........................................... 16
6.4  Payments of Principal and Interest.................................... 16
6.5  Puts, Calls, and Other Options........................................ 16
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                                                                               i

Northern Trust
Employee Stock Ownership Plan
(As Amended and Restated Effective January 1, 2002)

Contents

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Section                                                                    Page
ARTICLE VII.  ALLOCATIONS TO PARTICIPANTS' ACCOUNTS.......................  17

7.1   Participants Entitled to Allocations................................  17
7.2   Allocations to Company Stock Accounts...............................  17
7.3   Allocations to Other Investments Accounts...........................  17
7.4   Allocations of Employer Contributions, Company Stock Acquired
      With a Loan and Forfeitures.........................................  17
7.5   Maximum Allocation..................................................  19
7.6   Vesting.............................................................  21
7.7   Net Income or Loss of the Trust.....................................  22
7.8   Accounting for Allocations..........................................  22
7.9   Diversification of Investments......................................  22

ARTICLE VIII. VOTING AND TENDER OF COMPANY STOCK..........................  24

8.1   Voting Rights; Tender Offers........................................  24

ARTICLE IX.   BENEFITS....................................................  26

9.1   Payments on Retirement..............................................  26
9.2   Payments on Death...................................................  26
9.3   Payments on Disability..............................................  27
9.4   Payments on Termination for Other Reasons...........................  27
9.5   Deemed Cashout......................................................  28
9.6   Property Distributed................................................  28
9.7   Methods of Payment..................................................  28
9.8   Direct Rollover of Eligible Rollover Distributions..................  31
9.9   Payment of Small Amounts............................................  32

ARTICLE X.    RIGHTS AND OPTIONS ON DISTRIBUTED SHARES OF COMPANY
              STOCK.......................................................  33

10.1  Right of First Refusal..............................................  33
10.2  Put Option..........................................................  33

ARTICLE XI.   IN-SERVICE DISTRIBUTIONS AND DIVIDENDS......................  35

11.1  In-Service Distributions............................................  35
11.2  Dividends...........................................................  35

Northern Trust
Employee Stock Ownership Plan
(As Amended and Restated Effective January 1, 2002)

Contents

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Section                                                                    Page
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ARTICLE XII.  PLAN ADMINISTRATION.........................................  36

12.1  Powers..............................................................  36
12.2  Directions to Trustee...............................................  36
12.3  Uniform.............................................................  36
12.4  Reports.............................................................  36
12.5  Members; Compensation...............................................  36
12.6  Claims Procedure....................................................  36
12.7  Indemnity for Liability.............................................  37

ARTICLE XIII. AMENDMENT AND TERMINATION...................................  38

13.1  Amendment...........................................................  38
13.2  Termination.........................................................  38
13.3  Merger and Consolidation............................................  38
13.4  Distribution Upon Termination.......................................  39

ARTICLE XIV.  EXTENSION OF PLAN TO AFFILIATES.............................  40

14.1  Participation in the Plan...........................................  40
14.2  Withdrawal from the Plan............................................  40

ARTICLE XV.   TOP-HEAVY PROVISIONS........................................  41

ARTICLE XVI.  MISCELLANEOUS PROVISIONS....................................  42

16.1  Spendthrift Provisions..............................................  42
16.2  Incompetency........................................................  42
16.3  Unclaimed Funds.....................................................  43
16.4  Rights Against the Company..........................................  43
16.5  Illegality of Particular Provision..................................  43
16.6  Effect of Mistake...................................................  43
16.7  Compliance with Federal and State Securities Laws...................  43
16.8  No Discrimination...................................................  44
16.9  Exclusive Benefit of Members........................................  44
16.10 Governing Law.......................................................  44
16.11 Change in Control...................................................  44


Northern Trust
Employee Stock Ownership Plan
(As Amended and Restated Effective January 1, 2002)

Contents

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Section                                                                    Page
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SUPPLEMENT #1 .............................................................  48

SUPPLEMENT #2 .............................................................  51

SUPPLEMENT #3 .............................................................  52

SCHEDULE A ................................................................  53

Article I.  Nature of the Plan

1.1  Establishment and Amendment of the Plan

Effective January 1, 1989, The Northern Trust Company (the "Company") established the Northern Trust Employee Stock Ownership Plan (the "Plan"). The Plan was subsequently amended and restated effective January 1, 1989, in order to incorporate the requirements of the Tax Reform Act of 1986 and subsequent legislation. The Plan is hereby amended and restated effective January 1, 2002, except as otherwise specifically stated herein.

1.2  Purpose of the Plan

The purpose of the Plan is to enable Members and their Beneficiaries to share in the growth and prosperity of the Company and its Affiliates, to provide Members with an opportunity to accumulate capital for their future economic security, and to furnish additional security to Members who become permanently disabled. The primary purpose of the Plan is to enable Members to acquire ownership interests in Company Stock. Consequently, the Plan will be invested primarily in Company Stock.

1.3  Legal Qualification

It is intended that the Plan continue to qualify as an employee stock ownership plan under section 4975(e)(7) of the Code and section 407(d)(6) of ERISA, and as a stock bonus plan qualified under section 401(a) of the Code.

1.4  Applicability of the Plan

The provisions of the Plan as set forth herein apply only to Members (or Beneficiaries of Members) who are eligible to participate in the Plan on or after January 1, 2002. Except as so provided herein, the rights and benefits, if any, of Members who ceased accruing Vesting Service prior to January 1, 2002, shall be determined in accordance with the provisions of the Plan in effect on the date his or her Vesting Service terminated.

Article II.  Definitions

2.1  Definitions

The following capitalized terms shall have the meanings stated below wherever they appear in the text unless the context otherwise requires.

(a) "Account" means the separate accounts maintained for each Member (or a deceased Member's Beneficiary) which represents his or her total proportionate interest in the Trust as of any Valuation Date.

(b) "Affiliate" means any corporation which is a member of the same controlled group of corporations (within the meaning of Code section 414(b)) as the Company, or an unincorporated trade or business which is under common control with the Company (within the meaning of Code section 414(c)), any organization which is a member of an affiliated service group (within the meaning of Code section 414(m)) of which the Company is also a member, and any other entity required to be aggregated under Code section 414(o). For purposes of section 2.1(nn), this section 2.1(b) shall be as modified as provided in section 415(h) of the Code.

(c)  "Anniversary Date" means December 31 of each Plan Year.

(d) "Annual Additions" means the total of: (1) Company or Participating Employer contributions allocated to a Participant's Account under this Plan and any Related Plan during any Limitation Year; (2) the amount of employee contributions (within the meaning of Code section 415(c)(2)) made by the Participant under any Related Plan; and (3) Forfeitures allocated to a Participant's Account under this Plan and any Related Plan.

(e) "Beneficiary" means the person or persons designated as such by the Member on a form supplied by the Committee, provided that, a married Member may designate a Beneficiary other than the Member's Spouse only if the requirements of section 9.2 are met. If the Member does not designate a Beneficiary, or if the designation is for any reason ineffective, as determined by the Committee, the Member's Beneficiary shall be:

     (i)   the Member's Spouse or, if none,

     (ii)  the Member's children (in equal amounts) or, if none,

     (iii) the Member's parents (in equal amounts) or, if none,

     (iv)  the Member's brothers and sisters (in equal amounts) or, if none,

     (v)   the Member's estate.

     Any designation of the Member's Spouse as Beneficiary under the Plan shall become null and void on the date a judicial order or decree is entered dissolving the marriage of the Member and Spouse, except as otherwise provided in a qualified domestic relations order within the meaning of Code section 414(p). If a designated Beneficiary shall die before the Member, his or her interest shall terminate and, unless otherwise provided in the Member's designation, if the designation included more than one Beneficiary, such interest shall be paid in equal shares to those Beneficiaries, if any, who survive the Member.

(f) "Board of Directors" or "Board" means the Board of Directors of the Company.

(g)  "Break in Service" means the event described in section 3.5.

(h)  "Code" means the Internal Revenue Code of 1986, as amended.

(i) "Committee" means the Employee Benefit Administrative Committee of the Company, as constituted from time to time, which has the responsibility for administering the Plan and which shall be deemed to be the plan administrator and the named fiduciary for the purposes of ERISA.

(j) "Company" means The Northern Trust Company, an Illinois state bank, and its successors and assigns.

(k) "Company Stock" means any qualifying employer security within the meaning of section 4975(e)(8) of the Code and 407(d)(1) of ERISA and regulations thereunder.

(l) "Company Stock Account" means an account of a Member that is credited with the Member's allocable shares of Company Stock purchased and paid for by the Trust or contributed to the Trust.

(m) "Compensation" means the base salary paid by the Company or a Participating Employer to a Participant, plus any amounts paid as shift differential, but exclusive of severance pay or other types of compensation. Base salary includes amounts which the Participant elects to have contributed to the Participant's before-tax deposit account under The Northern Trust Company Thrift-Incentive Plan, any amounts contributed by or on behalf of the Participant to a cafeteria plan established by the Company, and, effective July 1, 2001, any pre-tax qualified transportation fringe benefit plan provided pursuant to Code section 132(f).

     In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, the Compensation of each Participant taken into account under the Plan shall not exceed the annual compensation limit under section 401(a)(17) of the Code, as adjusted by the Commissioner of the Internal Revenue Service for increases in cost of living in accordance with Code section 401(a)(17). The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined (the "determination period") beginning in that calendar year. If a determination period consists of fewer than 12 months, the annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period and the denominator of which is 12.

     For Plan Years prior to January 1, 1997, in determining the Compensation of a Participant for purposes of this limitation, the rules of Code section 414(q)(6) (as in effect immediately prior to January 1, 1997) shall apply, except that, in applying such rules, the term "family" shall include only the Spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the Plan Year. If, as a result of the application of these rules, the adjusted dollar limitation of Code section 401(a)(17) applicable to family members is exceeded, then the dollar limitation shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined under this section 2.1(m) before applying the limitation.

(n)  "Effective Date" means January 1, 2002.

(o) "Eligible Employee" means any Employee of the Company or a Participating Employer, other than:

     (1) An Employee employed by any office or branch of the Company or a Participating Employer located in a foreign country who, as to the United States, is a nonresident alien; and

     (2)  An Employee who: (A) as to the United States, is a foreign national,
          (B) is working for the Company or a Participating Employer at a location in the United States, and (C) is covered by a retirement plan sponsored by a non-U.S. Affiliate in the county in which an Affiliate is located.

     Any other provision of the Plan to the contrary notwithstanding, no individual will be considered an Eligible Employee nor will such individual be otherwise eligible to participate in or receive benefits under the Plan during any period in which such individual is providing services to the Company or a Participating Employer under a contract, arrangement or understanding with either such individual or with an agency or leasing organization that treats the individual as either an independent contractor or an employee of such agency or leasing organization, even if such individual is later determined (by judicial action or otherwise) to have been a common law employee of the Company or a Participating Employer rather than an independent contractor or an employee of such agency or leasing organization.

(p) "Employee" means an individual employed by the Company or an Affiliate. A person who is considered a "leased employee" (as defined below) of the Company or an Affiliate shall not be considered an Employee for purposes of the Plan. If such a person subsequently becomes an Employee, and thereafter participates in the Plan, that person shall receive Vesting Service for employment as a leased employee except to the extent that the requirements of section 414(n)(5) of the Code were satisfied with respect to such Employee while he or she was a leased employee. For purposes of the Plan, a leased employee is a person who is not employed by the Company or an Affiliate but who performs services for the Company or an Affiliate pursuant to an agreement between the Company or Affiliate and a leasing organization, other than a person described in Code section 414(n)(5), if such person performed the services for a year and, effective as of January 1, 1997, the services are performed under the primary direction or control of the Company or an Affiliate.

(q) "Employer Contributions" means payments made to the Trust by the Company or a Participating Employer.

(r)  "Entry Date" shall mean the first day of each calendar month.

(s) "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

(t) "Forfeiture" means the Unvested Portion of a Participant's Account that becomes forfeited pursuant to section 9.4.

(u) "Former Participant" means a person who has been a Participant, but who has incurred a Break in Service.

(v) "Highly Compensated Participant" means, effective as of January 1, 1997, an Eligible Employee who, (1) during the current Plan Year or the preceding Plan Year was at any time a five-percent owner of the Company, or (2) during the preceding Plan Year received compensation (as defined in section 7.5(i)) from the Company and its Affiliates in excess of $80,000 (or such greater amount as provided by the Secretary of the Treasury pursuant to section 414(q) of the Code) and was in the top paid group of Employees for such Plan Year. The provisions of section 414(q) of the Code shall apply in determining whether an Eligible Employee is a Highly Compensated Participant.

(w) "Hour of Service" means each hour for which an Employee is paid or entitled to payment for the performance of duties for the Company or an Affiliate.

(x) "Inactive Participant" means a person who was a Participant who is transferred to and is in a position of employment either--

     (1)  as an Employee where he or she is not an Eligible Employee; or

     (2)  as an Employee of an Affiliate which has not adopted this Plan.

(y) "Limitation Year" means the 12-consecutive-month period to be used in determining the Plan's compliance with section 415 of the Code and the regulations thereunder. The Limitation Year shall be the calendar year unless the Company elects to use another 12-month period.

(z) "Loan" means any loan to the Trustee made or guaranteed by a disqualified person (within the meaning of section 4975(e)(2) of the Code) including, but not limited to, a direct loan of cash, a purchase money transaction, an assumption of an obligation of the Trustee, an unsecured guarantee, or the use of assets of a disqualified person (within the meaning of section 4975(e)(2) of the Code) as collateral for a loan.

(aa) "Member" means a Participant, Inactive Participant, or a Former
     Participant.

(bb) "Normal Retirement Date" means the later of (1) the date on which a Participant attains 65 years of age, or (2) the fifth anniversary of the date the Participant commenced participation in the Plan.

(cc) "One-Year Break in Service" means a period of time described in section
     3.6.

(dd) "Other Investments Account" means an Account of a Member that is credited with the Member's share of the net income or loss of the Trust and Employer Contributions and Forfeitures in other than Company Stock, and that is debited with payments made to pay for Company Stock.

(ee) "Parental Leave" shall mean an absence from employment with the Company or an Affiliate because of (1) the Employee's pregnancy, (2) the birth of the Employee's child, (3) the placement of a child with the Employee in connection with the Employee's adoption of the child, or (4) caring for such child immediately following such birth or placement, provided that, the Employee furnishes to the Company or Affiliate such timely information that the Company or Affiliate may reasonably require to establish (A) that the absence from work is for one of the reasons specified and (B) the number of days for which there was such an absence.

(ff) "Participant" means an Eligible Employee who meets the requirements of section 3.1 and who is participating in the Plan.

(gg) "Participating Employer" means any Affiliate, which has adopted the Plan in accordance with Article XIV.

(hh) "Pension Plan" means The Northern Trust Company Pension Plan.

(ii) "Permanent Disability" means any physical or mental injury, illness or incapacity which, in the sole judgment of the Committee based on the medical reports of a physician selected by the Committee and other evidence satisfactory to the Committee, currently and permanently prevents an Employee from satisfactorily performing the Employee's usual duties for the Company or an Affiliate or the duties of such other position or job which the Company or an Affiliate makes available to the Employee and for which such Employee is qualified by reason of training, education or experience; provided, however, to the extent that a disability case manager determines whether an Employee is permanently disabled under the Company's short or long-term disability plan, such determination shall be binding with respect to the question of whether the Employee has incurred a Permanent Disability hereunder.

(jj) "Plan" means the Northern Trust Employee Stock Ownership Plan, as amended.

(kk) "Plan Year" means the calendar year.

(ll) "Qualified Election Period" means-

     (1) prior to the date that section 2.1(mm)(2) becomes operative, the period beginning with the Plan Year in which the Member first has attained age 55 and is 100 percent vested under section 7.6 and ending with the earliest of (A) the fourth succeeding Plan Year thereafter;
          (B) the Plan Year preceding the Plan Year during which the Member ceases being an Employee; or (C) the Plan Year preceding the Plan Year during which the Member becomes a Qualified Participant under section 2.1(mm)(2), or

     (2) on and after January 1, 1999 or such earlier date that any Member satisfies the requirements of section 401(a)(28)(B)(iii) of the Code, the six-Plan Year period beginning with the Plan Year in which the Member first becomes a Qualified Participant under section 2.1(mm)(1) or (2), provided, that, the Qualified Election Period of a Member who would have been a Qualified Participant in any year prior to 1989 shall begin January 1, 1989.

(mm) "Qualified Participant" means-

     (1) prior to the date that paragraph (2) below becomes operative, any Participant who is age 55 or older and is 100 percent vested under section 7.6; and

     (2) on and after January 1, 1999 or such earlier date that any Member satisfies the requirements of section 401(a)(28)(B)(iii) of the Code, any Member who has attained age 55 and has been a Participant in the Plan for at least ten years, or has otherwise satisfied such requirements.

(nn) "Related Plan" means any other defined contribution plan (as defined in section 415(k) of the Code) maintained by the Company or an Affiliate.

(oo) "Severance Eligible Participant" means a Participant whose employment has terminated in a manner entitling such Participant to severance pay under any formal severance plan maintained by The Northern Trust Company providing severance benefits to certain employees as a result of job elimination or termination of employment due to the acquisition or disposition of a business entity.

(pp) "Spouse" means the person to whom a Member is married or, in the case of a deceased Member, the person to whom a Member was married on the date of such Member's death.

(qq) "Suspense Account" means an account to which securities purchased with any Loans are allocated pending their release and allocation to Accounts as the Loan is repaid.

(rr) "Trust" means all money, securities, and other property held in trust for purposes of the Plan. The Trust forms a part of the Plan and shall be evidenced by an agreement between the Company and the Trustee specifying the duties of the Trustee.

(ss) "Trust Assets" means the assets held in the Trust for the exclusive benefit of Members, Beneficiaries, and Spouses.

(tt) "Trustee" means the entity named by the Company to act as trustee of the Trust pursuant to the Trust Agreement.

(uu) "Unvested Portion" means the remaining Account balance after subtracting the Vested Portion.

(vv) "Valuation Date" means the last business day of each calendar month.

(ww) "Vested Portion" means that percentage of a Member's Account constituting the Member's irrevocable right to such Account, as indicated in the following vesting schedule:

     Member's Years
     of Vesting Service
     with the Company                            Vested
     and Affiliates                              Percentage

     Less than 1 year                              0%
     1 year but less than 2                       20%
     2 years but less than 3                      40%
     3 years but less than 4                      60%
     4 years but less than 5                      80%
     5 or more years                             100%

          A Member shall always have a fully vested interest in the portion of his or her Account attributable to dividends on shares of Company Stock allocated to such Account.

     (xx) "Vesting Service" means the period of employment credited under section 3.4.

Article III.  Participation and Service

3.1  Participation

Each Eligible Employee shall become a Participant in the Plan on the Entry Date following the date the Eligible Employee completes six (6) months of Vesting Service; provided, that he or she is an Eligible Employee on such date.

3.2  Duration of Participation

An Eligible Employee who becomes a Participant shall continue to be a Participant or Inactive Participant until he or she incurs a Break in Service, and also shall continue to be a Member thereafter for as long as he or she is entitled to receive any benefits hereunder. After receiving all benefits to which he or she is entitled hereunder, he or she shall cease to be a Member unless and until he or she thereafter becomes eligible to again become a Participant.

3.3  Transferred or Rehired

The following rules shall be applicable to Employees who (a) become Eligible Employees because of transfer to a status qualifying for coverage under the Plan, (b) become Inactive Participants, (c) transfer to a status not qualifying for coverage after meeting the requirements of section 3.1 but before becoming Participants, or (d) are rehired by the Company or an Affiliate:

(a) An Employee who shall be transferred into employment where he or she becomes an Eligible Employee hereunder shall be credited with Vesting Service computed for all his or her employment with the Company and any Affiliate, before and after such transfer.

(b) Any Participant who shall be transferred into employment as an Employee where he or she becomes an Inactive Participant shall continue to receive credit for Vesting Service under this Plan during the period he or she is an Inactive Participant.

(c) Any Eligible Employee who shall meet the requirements of section 3.1 but is transferred into employment as an Employee but not as an Eligible Employee, before becoming a Participant, shall no longer be eligible to have contributions made on his or her behalf hereunder. Any such Employee shall continue to accrue Vesting Service during the period computed for all of the Employee's employment with the Company and any Affiliate.

(d) An Employee who has a Break in Service and is subsequently reemployed by the Company or an Affiliate shall be considered a new Employee for purposes of section 3.1, unless he or she was credited with at least six months of Vesting Service prior to his or her Break in Service. In such case, the Employee shall become eligible to participate in the Plan upon reemployment, provided he or she is then an Eligible Employee.

     (1) By written notice to the Committee after his or her reemployment, an Employee who has not had five consecutive One-Year Breaks in Service may deposit with the Trustee an amount which shall be equal to the aggregate value of the distributions from his or her Account at the time of his or her previous Break in Service. All deposits must be made in cash and in a single lump sum. The deposits must be made within five years after the Employee is reemployed. Effective January 1, 2002, any such deposit shall be reinvested in Company Stock in accordance with administrative procedures established by the Committee.

     (2) In the case of a reemployed Employee who does not have five consecutive One-Year Breaks in Service, the Company shall contribute to the Account of such Employee the amount, if any, forfeited at the time of the Employee's termination of service, if and only if the Employee makes the deposits permitted under paragraph (1) above or the Employee did not receive a distribution at or after the time of his or her previous termination of service. The Company's contribution shall be made concurrently with the Employee's repayment if applicable, otherwise as soon as administratively practicable after the date of his or her reemployment.

          For each other reemployed Employee, his or her beginning balance in his or her Account shall be zero, and his or her previous Forfeiture, if any, shall not be restored.

3.4  Vesting Service

An Employee shall receive credit for Vesting Service for the period commencing with the Employee's date of hire with the Company or an Affiliate and ending on the date the Employee incurs a Break in Service. Vesting Service shall be calculated in accordance with reasonable and uniform standards and policies adopted by the Company from time to time, which standards and policies shall be consistently observed subject, however, to the following:

(a) Vesting Service shall be computed on the following bases: (i) prior to July 1, 1993, an Employee shall receive credit for each calendar quarter during which the Employee earned at least one (1) Hour of Service or otherwise would receive credit for Vesting Service pursuant to subsection (b) below; and (ii) from and after July 1, 1993, an Employee shall receive credit for each calendar month during which the Employee earned at least one (1) Hour of Service or otherwise would receive credit for Vesting Service pursuant to subsection (b) below.

(b) An Employee shall earn Vesting Service for all periods of active employment with the Company or an Affiliate, and for the following periods that are not active employment but that immediately precede a Break in Service:

     (1) an approved absence of up to 12 consecutive months from the Company or an Affiliate (e.g. vacation, paid holiday, sick, short term disability, long term disability, leave under the Family and Medical Leave Act of 1993, unpaid leave of absence) that is granted according to uniform and nondiscriminatory standards;

     (2) a period of up to one (1) year during which an Employee is on Parental Leave, and

     (3) an absence from work with the Company or an Affiliate on account of qualified military service (within the meaning of Code section 414(u)), but only if the Employee reports for work within the period required under Code section 414(u).

(c) If an Employee incurs a Break in Service, but returns to employment with the Company or an Affiliate prior to incurring a One-Year Break in Service (as defined in section 3.6), the period commencing on the date the Break in Service began and ending on the date such Employee is reemployed shall be counted as Vesting Service. Notwithstanding the preceding sentence, if the Break in Service occurs during a period of absence from active employment, the Employee shall not receive Vesting Service under the preceding sentence unless such Employee returns to employment before the first (1st) anniversary of the first day of such absence. If an Employee suffers a One-Year Break in Service and the Employee is thereafter reemployed by the Company or an Affiliate, such Employee's Vesting Service before such One-Year Break in Service shall be added to the Employee's Vesting Service after reemployment.

(d) A Participant's Vesting Service shall not include periods of service with an entity that is not an Affiliate, or service prior to the date an entity becomes an Affiliate, except as provided in Schedule A hereto.

(e) A Severance Eligible Participant shall receive credit for one (1) year of Vesting Service beyond that earned pursuant to the foregoing.

(f) All periods of Vesting Service shall be aggregated; provided, however, that a Participant shall not receive multiple credit for Vesting Service with respect to any single period.

3.5  Break in Service

(a)  A "Break in Service" shall occur on earlier of:

     (1) the date the Employee separates from service due to a voluntary termination of employment, discharge, retirement, or death; or

     (2) the first anniversary of the date the Employee separates from service with the Company or an Affiliate for any reason other than the reasons set forth in paragraph (1) above, such as vacation, holiday, sickness, disability, leave of absence or layoff.

(b) Effective December 12, 1994, the fact that an Employee separates from service with the Company or an Affiliate on account of qualified military service (within the meaning of Code section 414(u)) shall not constitute a Break in Service unless the Employee fails to report to work within the period required under Code section 414(u), in which case the Break in Service shall occur on the earlier of (1) the expiration of the period by which such Employee was required by law to report back to work or (2) the first anniversary of the date the Employee separated from service.

(c) A Break in Service shall end on the date on which an Employee again performs an Hour of Service for the Company or an Affiliate.

(d) The fact that an Employee who is a Participant becomes an Inactive Participant shall not constitute a Break in Service, but the foregoing rules shall continue to apply to such an Employee during the period he or she is an Inactive Participant.

(e) Effective August 5, 1993, the fact that an Employee is absent from work under the Family and Medical Leave Act of 1993 shall not constitute a Break in Service if the Employee returns to work with the Company or an Affiliate after such period of absence.

3.6  One-Year Break in Service

(a) The term "One-Year Break in Service" means each 12-consecutive-month period beginning on the date an Employee incurs a Break in Service under section
     3.5 and ending on each anniversary of such date, provided that such Employee does not perform an Hour of Service for the Company or any Affiliate during such period.

(b) Solely for purposes of determining whether a One-Year Break in Service has occurred, but not for purposes of determining Vesting Service, in the case of an Employee who is on Parental Leave, the Employee's Break In Service shall be deemed to occur on the second (2nd) anniversary of the first day of such absence, provided the Employee does not perform an Hour of Service for the Company or any Affiliate during such period of absence. The period of time between the first (1st) and second (2nd) anniversaries of a Parental Leave shall not be counted as a Break in Service or Vesting Service.

Article IV. Employer Contributions

4.1  Contributions

Subject to section 4.2, for each Plan Year, Employer Contributions under the Plan will be paid to the Trust in an amount equal to 2% of each Participant's Compensation for such Plan Year. Additional Employer Contributions under the Plan may be paid in an amount up to 3% of each Participant's Compensation for such Plan Year if certain corporate performance goals established by the Board, with respect to this Plan, are met. The Board has the sole discretion to establish and change such performance goals on an annual basis and to determine whether such goals have been met. Notwithstanding any provision in the Plan or any law to the contrary, the Company and Participating Employers shall also make Employer Contributions to the extent necessary to satisfy the provisions of section 4.5. Effective January 1, 2002, Forfeitures under the Plan shall be applied to offset the Company's and Participating Employers' Employer Contribution obligation for the next succeeding year or years.

Employer Contributions for a Plan Year may be paid during or at the end of the Plan Year and must be paid no later than the due date for filing the Company's federal income tax return for that year, including any extensions of the due date. Employer Contributions for any Plan Year shall not be paid to the Trust in amounts that would exceed the limitations of section 404 of the Code. Notwithstanding the provisions of this section, no Employer Contributions in any Limitation Year shall be in an amount that would cause the Annual Additions to the Accounts of any Participant to exceed the Maximum Permissible Amount (as defined in section 7.5) for such Participant for that Limitation Year.

4.2  Medium of Payment

Employer Contributions may be paid to the Trust in cash or in shares of Company Stock, as determined by the Board. Employer Contributions, however, shall be paid in cash in such amounts (subject to the limitations described in section 7.5), and at such times as needed to provide the Trust with funds sufficient to pay in full when due any principal and interest payments required by a Loan incurred, pursuant to Committee direction, by the Trustee to finance acquisitions of Company Stock, except to the extent such principal and interest payments have been satisfied by the Trustee from cash dividends paid to it with respect to Company Stock.

4.3  Allocation of Employer Contributions

All Employer Contributions for a Plan Year shall be allocated to Participants' Accounts as provided in Article VII.

4.4  No Participant Contributions

No Participant shall be required or permitted to make contributions to the Plan or Trust.

4.5  Uniformed Services Employment and Reemployment Rights Act

Effective December 12, 1994, the Plan shall be administered consistent with the provisions of Uniformed Services Employment and Reemployment Rights Act of 1994, P.L. 103-353 ("USERRA"). As such, the Company and any Participating Employer shall make special Employer Contributions as necessary to comply with USERRA and other applicable laws.

Article V. Investment of Trust Assets

5.1  Investments

Trust Assets under the Plan will be invested primarily in Company Stock. Employer Contributions and other Trust assets may be used to acquire shares of Company Stock from the stockholders (including Former Participants) or the issuer thereof. The Trustee also may hold Trust assets in cash or invest them in savings accounts, certificates of deposit, high grade short-term securities, any kind of investment fund (open-end or otherwise), a common trust fund for the investment of qualified employee benefit trusts, including any such fund maintained by the Trustee, or in other investments desirable for the Trust.

5.2  Valuation of Company Stock

All purchases of Company Stock will be made at a price, or at prices, that do not exceed the fair market value of such Company Stock. Except as otherwise determined by the Trustee in accordance with ERISA, the fair market value of Company Stock as of a given date shall be the closing price as of such date on the NASDAQ Stock Market; provided, however, that before January 1, 1995, the fair market value as of a given date shall be the median of the high and low sale prices of Company Stock on the preceding trading day. If Company Stock is not readily tradable on an established securities market, the determination of the fair market value of Company Stock for all purposes of the Plan shall in all cases be made by an independent appraiser appointed by the Committee. Any independent appraiser appointed pursuant to this section shall meet the requirements of section 401(a)(28)(C) of the Code.

5.3  Crediting of Stock

Company Stock purchased with the proceeds of a Loan shall be held in the Suspense Account pending release and allocation to the Accounts of Participants as the Loan is paid pursuant to section 7.4. Company Stock purchased with amounts allocated to Participants' Other Investments Accounts shall immediately upon purchase be credited pro rata to the corresponding Company Stock Accounts. Company Stock contributed to the Plan pursuant to Article IV shall be allocated to the Company Stock Accounts of Participants pursuant to section 7.4.

5.4  Sales and Resales of Company Stock

The Committee may direct the Trustee to sell or resell shares of Company Stock to any person. All such sales to any disqualified person (within the meaning of section 4975(e)(2) of the Code) must be made at no less than the fair market value and no commission may be charged. Such sales shall comply with section 408(e) of ERISA. All sales of Company Stock (except Company Stock held in a Suspense Account) by the Trustee will be charged pro rata to the Company Stock Accounts of Participants. Sales of Company Stock pursuant to this section 5.4 may only be made to the extent not inconsistent with section 1.3 of the Plan.

Article VI. Exempt Loans

6.1  Requirements

(a) The Committee may direct the Trustee to obtain Loans. Any such Loan will meet all requirements necessary to constitute an exempt loan within the meaning of section 4975(d)(3) of the Code and Treasury regulation section 54.4975-7(b)(1)(iii) and shall be used primarily for the benefit of Participants, Beneficiaries, and Spouses. The proceeds of any such Loan shall be used, within a reasonable time after the Loan is obtained, only to purchase Company Stock, repay the Loan, or repay any prior Loan. Any such Loan shall provide for no more than a reasonable rate of interest (as determined under Treasury regulation section 54.4975-7(b)(7)) and must be without recourse against the Plan. The number of years to maturity under the Loan must be definitely ascertainable at all times. The only assets of the Plan that may be given as collateral on a Loan are shares of Company Stock acquired with the proceeds of the Loan and shares of Company Stock that were used as collateral on a prior Loan repaid with the proceeds of the current Loan. No person entitled to payment under a Loan shall have recourse against Trust Assets other than such collateral, Employer Contributions (other than contributions of Company Stock) that are available under the Plan to meet obligations under the Loan, and earnings attributable to such collateral and the investment of such Employer Contributions.

(b) All Employer Contributions paid during the Plan Year in which a Loan is made (whether before or after the date the proceeds of the Loan are received), all Employer Contributions paid thereafter until the Loan has been repaid in full, and all earnings from investment of such Employer Contributions, shall be used to meet obligations under the Loan as such obligations accrue, or before such obligations accrue, unless otherwise designated by the Committee at the time any such Employer Contribution is made.

(c) Any Company Stock acquired with the proceeds of a Loan shall be placed in a Suspense Account. The Company Stock in the Suspense Account must be released from the Suspense Account upon the payment of any portion of the Loan. The number of shares to be released from the Suspense Account for each Plan Year during the duration of the Loan shall equal the number of shares of Company Stock which serve as collateral for such Loan held immediately before release for the current Plan Year multiplied by a fraction. The numerator of the fraction is the sum of principal and interest paid in such Plan Year. The denominator of the fraction is the sum of the numerator and the principal and interest to be paid for all future years. Such years will be determined without taking into account any possible extension of renewal periods.

(d) If the collateral in the Suspense Account includes more than one class of Company Stock, the number of shares of each class to be released from the Suspense Account for a Plan Year must be determined by applying the same fraction to each class. If interest on any Loan is variable, the interest to be paid in future years under the Loan shall be computed by using the interest rate applicable as of the end of the current Plan Year.

(e) In the event of a default under the Loan, the value of Plan assets transferred in satisfaction of the Loan shall not exceed the amount of the default. If the lender is a disqualified person (as defined in section 4975(e) of the Code) or a party in interest to the Plan (as defined in section 3(14) of ERISA), the Loan shall provide for the transfer of Plan assets upon default only upon and to the extent of the failure of the Plan to meet the payment schedule of the Loan.

6.2  Payments on Loans

Payments of principal and interest on any Loan during a Plan Year shall be made by the Trustee (as directed by the Committee) only from (a) Employer Contributions to the Trust made to meet the Plan's obligation under a Loan and from any earnings (including dividends) attributable to such Employer Contributions or to Company Stock held as collateral for a Loan (received either during or prior to the Plan Year), less payment from such contributions and earnings in prior Years; (b) the proceeds of a subsequent Loan made to repay a prior Loan; and (c) the proceeds of the sale of any Company Stock held as collateral for a Loan. Such Employer Contributions and earnings must be accounted for separately by the Plan until the Loan is repaid.

6.3  Crediting of Released Stock

Company Stock released by reason of the payment of principal or interest on a Loan from Employer Contributions shall, on the Anniversary Date, be allocated to Participants as set forth in section 7.4.

6.4  Payments of Principal and Interest

(a) The Company shall contribute to the Trust sufficient amounts to enable the Trust to pay principal and interest on any Loans as they are due. If the limitations of section 7.5 would result in Employer Contributions in an amount insufficient to enable the Trust to pay principal and interest on such Loan as it is due, then the Company may-

     (1) make a Loan to the Trust (as described in Treasury regulation section 54.4975-7(b)(4)(iii)), in sufficient amounts to meet such principal and interest payments. A new Loan must also meet all requirements of an exempt loan within the meaning of Treasury regulation section 54.4975-7(b)(1)(iii) and shall be subordinated to the prior Loan. Company Stock released from the pledge of the prior Loan shall be pledged as collateral to secure the new Loan. Such Company Stock will be released from this new pledge and allocated to the Accounts of the Participants in accordance with applicable provisions of the Plan;

     (2) purchase any Company Stock pledged as collateral in an amount necessary to provide the Trustee with sufficient funds to meet the principal and interest repayments. Any such sale by the Plan shall meet the requirements of section 408(e) of ERISA; or

     (3)  any combination of paragraphs (1) and (2).

(b) Neither the Company nor any Affiliate, pursuant to this section, shall do, fail to do, or cause to be done any act that would result in a disqualification of the Plan as an employee stock ownership plan under the Code or ERISA.

6.5  Puts, Calls, and Other Options

Except as provided in Article X and notwithstanding any amendment to or termination of the Plan that causes it to cease to qualify as an employee stock ownership plan within the meaning of section 4975(e)(7) of the Code, no shares of Company Stock acquired with the proceeds of a Loan obtained by the Trust to purchase Company Stock may be subject to a put, call, or other option, or buy-sell or similar arrangement while such shares are held by and when distributed from the Plan.

Article VII.  Allocations to Participants' Accounts

7.1  Participants Entitled to Allocations

As of each Anniversary Date, a Participant is entitled to the allocations provided in this Article VII. A Participant must be an active Eligible Employee on the Anniversary Date in order to share in the allocations relating to that Anniversary Date; provided, however, that each Participant who is on an authorized leave of absence, whose employment terminates by reason of death or early or normal retirement under the terms of the Pension Plan, who becomes entitled to a disability distribution under section 9.3, or whose employment terminates in circumstances under which he or she is a Severance Eligible Participant, shall be entitled to share in the allocation of Employer Contributions which have not been used to make payments on a Loan or Company Stock released from the Suspense Account according to section 6.1(c), for any Anniversary Date occurring with respect to the Plan Year in which the leave of absence begins or employment terminates. If a Participant becomes an Inactive Participant during a Plan Year, then such Inactive Participant shall be entitled to an allocation of Employer Contributions for such Plan Year, provided he or she is an Employee on the Anniversary Date for that Plan Year.

7.2  Allocations to Company Stock Accounts

A separate Company Stock Account will be established for each Participant. The Company Stock Account will be credited with (a) a Participant's allocable share (determined under section 7.4) of Company Stock (including fractional shares) purchased and paid for by the Trust or contributed in kind to the Trust, (b) any stock dividends on Company Stock allocated to a Member's or Beneficiary's Company Stock Account as of the record date therefor and (c) Company Stock acquired with cash dividends that a Member or Beneficiary elects to reinvest in Company Stock in accordance with Section 11.2. Company Stock acquired by the Trust with the proceeds of a Loan obtained pursuant to Article VI shall be allocated to the Company Stock Accounts of Participants according to the method set forth in section 7.4 at the time the Company Stock is released from Suspense Accounts as provided in section 6.1(c).

7.3  Allocations to Other Investments Accounts

A separate Other Investments Account will be established for each Participant. The Other Investments Account will be credited or debited with (a) each Member's or Beneficiary's allocable share (as determined under section 7.7) of the net income or loss of the Trust, (b) for Participants entitled to allocations under section 7.1, Employer Contributions that have not been used to make principal and interest payments on a Loan or to purchase Company Stock, and (c) prior to January 1, 2002, for Participants entitled to allocations under section 7.1, Forfeitures in other than Company Stock. Each Other Investments Account will be debited for its share of any cash payments for the acquisition of Company Stock for the benefit of Company Stock Accounts.

7.4 Allocations of Employer Contributions, Company Stock Acquired With a Loan and Forfeitures

Subject to subsection (d) of this section and to sections 4.5 and 7.5, (i) Employer Contributions which have not been used to make payments on a Loan, (ii) Company Stock released from the Suspense Account according to section 6.1(c), and (iii) prior to January 1, 2002, Forfeitures incurred since the prior Anniversary Date, shall be allocated among Participants entitled to allocations under section 7.1 as follows:

(a) For the Anniversary Date on January 31, 1989, with respect to Employer Contributions which have been made pursuant to a loan described in section 133(b)(1)(B) of the Code (as in effect on such date), in the proportion that each such Participant's Compensation for January 1989 bears to the total of such Compensation for all such Participants (considering in both cases, with respect to each Participant, only Compensation not in excess of $16,666.66);

(b) For the Anniversary Date on December 31, 1989, with respect to Employer Contributions which have not been made to make payments on a Loan, Company Stock released from the Suspense Account according to section 6.1(c), and Forfeitures incurred on or before December 31, 1989, in accordance with the following procedure:

     (1) the number of shares released from the Suspense Account for the Plan Year shall be added to the number of shares allocated on the January 31, 1989 Anniversary Date; and

     (2) to preliminarily determine the number of shares to be allocated to each Participant entitled to share in allocation under section 7.1, the number determined under paragraph (1) above shall be multiplied by a fraction, the numerator of which is the Participant's Compensation for the 1989 Plan Year, and the denominator of which is the aggregate Compensation for the 1989 Plan Year of all Participants entitled to share in the allocation.

     The product so determined for each such Participant shall be decreased by the number of shares of Company Stock allocated to the Participant on the January 31, 1989 Anniversary Date; provided that, for any Participant with respect to whom the product of subsection (b)(2) is less than the number of shares allocated on the January 31, 1989 Anniversary Date, no shares allocated on such Anniversary Date shall be subtracted from the Participant's Account. To accomplish the foregoing, (A) the Participants described in the foregoing proviso (the "Deficit Participants") will receive no allocation for the December 31, 1989 Anniversary Date and (B) for all other Participants entitled to share in such allocation, the preliminary determination described in subsection (b)(2) shall be adjusted by subtracting from the shares otherwise allocable to them a number of shares equal to the shares that would have been subtracted from the Accounts of the Deficit Participants if the foregoing proviso had not applied. Such adjustment shall be accomplished pro rata based on the relative Compensation of affected Participants as described in subsection
     (b)(2), except that, if such adjustment would result in the subtraction of shares allocated to any Participant on the January 31, 1989 Anniversary Date, then to the extent such subtraction would occur, the adjustment will not be made to such Participant's allocation and any additional adjustment shall be made pro rata (on the same basis) among the other affected Participants; and

(c) For each Anniversary Date after December 31, 1989, with respect to Employer Contributions which have not been made to make payments on a Loan, Company Stock released from the Suspense Account according to section 6.1(c), and, prior to January 1, 2002, Forfeitures incurred since the prior Anniversary Date, in the proportion that such Participant's Compensation for the Plan Year (considering for this purpose only Compensation paid while a Participant is in the Plan) bears to the total Compensation of all such Participants; provided, however, that a special allocation may be made pursuant to section 4.5.

(d) Notwithstanding subsections (b) and (c), if for any Limitation Year more than one-third of the Employer Contributions that are deductible as principal or interest payments on a Loan pursuant to the provisions of section 404(a)(9) of the Code would, but for the provisions of this subsection (e), be allocated to Highly Compensated Participants, then such Employer Contributions otherwise allocable to such Participants shall be reduced. The reduction shall be made among all Highly Compensated Participants in the same proportion as the amounts of such Employer Contributions otherwise allocable to them and shall be made only to the minimum extent necessary so that no further reduction would be required to satisfy the conditions of section 415(c)(6) of the Code.

(e) Effective January 1, 2002, all Forfeitures under the Plan shall be used to reduce future Employer Contributions by the Company and Participating Employers under section 4.1 of the Plan.

The allocations made pursuant to subsections (b), (c) and (d) shall be consistent with the provisions of sections 9.1, 9.2, 9.3, and 9.4. Notwithstanding the preceding provisions of this section, and subject to sections 4.5 and 7.4(d), no allocation shall be made to the Account of any Participant in any Limitation Year that would cause (A) the Annual Additions of the Participant to exceed the Maximum Permissible Amount (as defined under section 7.5) for that year (except as permitted in section 7.5) or (B) for Limitation Years beginning prior to January 1, 2000, the sum of the "defined benefit plan fraction" and the "defined contribution plan fraction" (each as defined in Code section 415(e) as in effect on December 31, 1999) to exceed one for that Participant for that Limitation Year.

7.5  Maximum Allocation

(a) Notwithstanding anything to the contrary contained elsewhere in the Plan, but subject to sections 4.5 and 7.4(d), for each Limitation Year, the allocations to the Account of any Participant shall be limited so that the Participant's Annual Additions for such Year do not exceed the Maximum Permissible Amount (as defined in subsection (i)(1) below).

(b) If the foregoing limitation on allocations would be exceeded in any Limitation Year for any Participant as a result of the allocation of Forfeitures, reasonable error in estimating a Participant's Compensation, or under such other limited facts and circumstances as the Commissioner of Internal Revenue, pursuant to Treasury regulation section 1.415-6(b)(6), finds justify the availability of this subsection (b), the excess amount shall be placed, unallocated to any Participant, in a Limitation Account (as defined in subsection (i)(3) below). If a Limitation Account is in existence at any time during a particular Limitation Year, other than the Limitation Year described in the preceding sentence, all amounts in the Limitation Account must be allocated to Participants' Accounts (subject to the limits of this section 7.5) before any contributions that would constitute Annual Additions may be made to the Plan for that Limitation Year. The excess amounts allocated pursuant to this subsection (b) shall be used to reduce Employer Contributions for the next Limitation Year (and succeeding Limitation Years, as necessary) for all of the Participants in the Plan. Excess amounts held in a Limitation Account pursuant to this section 7.5 may not be distributed to Participants or former Participants. The Limitation Account will not share in the valuation of Participants' Accounts or in the allocation of earnings set forth in section 7.7 of the Plan, and the change in fair market value and allocation of earnings attributable to the Limitation Account shall be allocated to the remaining accounts hereunder as set forth in this section 7.5.

(c) Upon termination of the Plan, any amounts in a Limitation Account at the time of such termination shall revert to the Company or Participating Employer that employs the Employees to whom such amounts are attributable.

(d) For Limitation Years beginning prior to January 1, 2000, if any Participant under the Plan is also a Participant in a defined benefit plan (as defined in section 415(k) of the Code) maintained by the Company or an Affiliate, the sum of the "defined benefit plan fraction" and the "defined contribution plan fraction" (each as defined in Code section 415(e) as in effect on December 31, 1999) for any Limitation Year with respect to such Participant shall not exceed one. If a Participant is otherwise entitled to receive an allocation under this Plan and accrue a benefit under a defined benefit plan maintained by the Company or an Affiliate, and the combination thereof would cause the limitations of this section to be exceeded, the allocation under this Plan will only be reduced if the accrual under such defined benefit plan is not decreased as necessary to cause such limitations not to be exceeded. For any Limitation Year prior to January 1, 2000 in which the Plan is a top-heavy plan, the determination of the defined benefit fraction and the defined contribution fraction under this subsection (d) will be adjusted in accordance with the provisions of section 416(h) of the Code (as in effect on December 31, 1999).

(e) If a Participant is entitled to receive an allocation under this Plan and any Related Plan and, in the absence of the limitations contained in this section, the Company or a Participating Employer would contribute or allocate to the Account of that Participant an amount for a Limitation Year that would cause the Annual Additions to the Account of the Participant to exceed the annual Maximum Permissible Amount for such Limitation Year, then the contributions and allocations made with respect to the Participant under this Plan will only be reduced if the contributions or allocations to the Participant's accounts under the Related Plan are not decreased to the extent necessary so that the Participant's Annual Additions do not exceed the Maximum Permissible Amount.

(f) In applying the limitations under this section 7.5, all Affiliates shall, together with the Company, be considered as a single employer. In addition, in applying these limitations, all defined contribution plans (whether or not terminated) of the Company and all Affiliates shall be treated as one defined contribution plan, and all defined benefit plans (whether or not terminated) of the Company and all Affiliates shall be treated as one defined benefit plan.

(g) Any reduction in the contributions and allocations under this Plan made with respect to a Participant's Account required pursuant to this section and section 415 of the Code shall be effected, to the minimum extent necessary, by reducing the Employer Contributions that would have been made by the Company or a Participating Employer for the applicable Plan Year with respect to such Participant.

(h) The provisions of this section shall be interpreted by the Committee, in the administration of the Plan, to reduce contributions and allocations (as required by this section) only to the minimum extent necessary to reflect the requirements of section 415 of the Code, as amended and in force from time to time, and Treasury regulations promulgated pursuant to that section, which are incorporated by reference herein.

(i)  For purposes of this section 7.5-

     (1)  "Maximum Permissible Amount" shall mean:

          (A)  the lesser of-

               (i) $40,000 (as adjusted for increases in the cost-of-living under section 415(d) of the Code); or

               (ii) 100 percent of a Participant's compensation (as defined in paragraph (2) hereof), for the Limitation Year.

          (B) If no more than one-third of the Employer Contributions for a Limitation Year that are deductible as principal or interest payments on a Loan pursuant to the provisions of section 404(a)(9) of the Code are allocated to Highly Compensated Participants, then the limitations imposed by paragraph (A), shall not apply to-

               (i) Forfeitures of Company Stock if the Company Stock was acquired with the proceeds of a Loan; or

               (ii) Employer Contributions that are deductible as interest payments on a Loan under section 404(a)(9)(B) of the Code and charged against a Participant's Account.

     (2) For purposes of this section, section 2.1(v) and Article XV, "compensation" shall mean wages, salaries, fees for professional services, and other amounts received for personal services actually rendered in the course of employment with the Company or an Affiliate (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, tips, and bonuses); shall include all compensation actually paid or made available to a Participant for an entire Limitation Year; effective as of January 1, 1998, shall include amounts which are not includible in the Participant's gross income by reason of sections 125, 402(g)(3) and, effective July 1, 2001, 132(f)(4) of the Code; and shall not include any other items or amounts paid to or for the benefit of a Participant.

     (3) "Limitation Account" shall mean a suspense account established in accordance with Treasury regulation section 1.415-6(b)(6) to hold excess Annual Additions with respect to one or more Participants prior to allocation of such excess Annual Additions to Participants' Accounts.

(j) To the extent permitted, the limitations set forth in this section 7.5 shall be adjusted in connection with contributions made pursuant to section 7.4(d).

7.6  Vesting

(a) Each Member shall have a vested interest in the adjusted balance of his or her Company Stock and Other Investments Accounts in accordance with the vesting schedule set forth in section 2.1(ww).

(b) On reaching the Normal Retirement Date, a Member shall be 100 percent vested in the adjusted balance of his or her Company Stock and Other Investments Accounts if such Member is an Employee on his or her Normal Retirement Date.

(c) In the event a Member dies or becomes entitled to a disability distribution under section 9.3, the Member shall be 100 percent vested in the adjusted balance of his or her Company Stock and Other Investments Accounts if such Member is an Employee on the date he or she dies or becomes entitled to such distribution.

7.7  Net Income or Loss of the Trust

(a)  Dividends on Company Stock. Any stock dividends received in respect of
     --------------------------
     Company Stock allocated to a Member's or Beneficiary's Company Stock Account as of the record date therefor shall be credited to the Member's or Beneficiary's Company Stock Account on the Valuation Date coincident with or succeeding the Trustee's receipt of such dividends. Any stock dividends received in respect of Company Stock held in the Suspense Account as of the record date shall be allocated to such Suspense Account and released pursuant to section 6.1(c). Any cash dividends received on Company Stock held in the Suspense Account pursuant to section 6.1(c), or any cash or stock dividends received on Company Stock that has been forfeited pursuant to section 9.4(b), but not yet used to offset Employer Contributions pursuant to section 4.1 or reallocated pursuant to section 7.4(c), as of the record date, may be used to meet obligations under the Loan, the proceeds of which were used to acquire such Company Stock.

(b)  Other Income or Loss. The net income or loss of the Trust shall be
     --------------------
     determined as of each Valuation Date. Each Member's and Beneficiary's share of the net income or loss will be allocated to the Member's or Beneficiary's Other Investments Accounts in the ratio that the balance of all his or her Account on the last Valuation Date, based on the fair market value thereof (reduced by the amount of any distribution from such Account, including a distribution or transfer pursuant to section 7.9, other than a distribution made in the calendar quarter that the Member ceases being an Employee), bears to the sum of such balances for all Members and Beneficiaries as of that date. The net income or loss of the Trust includes the increase or decrease in the fair market value of Trust Assets (other than Company Stock), interest income, dividends, and other income or loss attributable to Trust Assets (other than Company Stock, except as provided in subsection (a) above) since the last Valuation Date. Net income or loss shall not include Employer Contributions or Forfeitures. Any proceeds of sales of unallocated Company Stock shall, to the extent such amounts are not used to pay principal or interest on a Loan, be considered net income for the Trust. Net income or loss attributable to any Limitation Account established under section 7.5 shall be allocated to the Other Investments Accounts of Members and Beneficiaries in accordance with the ratio described in the second sentence of this subsection (b), and the Limitation Account shall not share in the allocation of net income or loss of the Trust under this section.

7.8  Accounting for Allocations

The Committee shall adopt accounting procedures for the purpose of making the allocations, valuations, and adjustments to Members' and Beneficiaries' Accounts provided for in this section. Except as provided in Treasury regulation section 54.4975-11, Company Stock acquired by the Plan shall be accounted for as provided under Treasury regulation section 1.402(a)-l(b)(2)(ii); allocations of Company Stock shall be made separately for each class of stock; and the Committee shall maintain adequate records of the cost basis of all shares of Company Stock allocated to each Member's and Beneficiary's Company Stock Account. From time to time, the Committee may modify the accounting procedures for the purpose of achieving equitable and nondiscriminatory allocations among the Accounts of Members and Beneficiaries in accordance with the general concepts of the Plan and the provisions of this section. Annual valuations of Trust Assets shall be made at fair market value.

7.9  Diversification of Investments

(a) Except as provided below, a Qualified Participant (pursuant to either section 2.1(mm)(1) or (2)) may elect, within 90 days after the close of each Plan Year in the Qualified Election Period described in 2.1(ll)(1) or
     (2), as applicable, one of the following:

     (1) to have the Trustee dispose of a specified whole number of shares of Company Stock not in excess of the Qualified Participant's "Applicable Amount"(defined below) and transfer the proceeds thereof to The Northern Trust Company Thrift-Incentive Plan, or

     (2) to receive a distribution of the Applicable Amount (calculated in the manner described below but considering only elections, if any, made during the Qualified Election Period described in Section 2.1(mm)(2)). Such a distribution shall not be subject to the requirements of section 10.2 of the Plan.

     A Qualified Participant's Applicable Amount for a Plan Year in the Qualified Election Period shall equal 25 percent of (1) the total number of shares of Company Stock ever acquired by or contributed to the Plan and allocated to the Qualified Participant's Account in the Plan as of the end of such Plan Year less (2) the number of shares to which a prior election under this subsection applied; provided that, if with respect to a Qualified Participant, such difference is not a whole number of shares of Company Stock, it shall be rounded to the nearest whole number of shares. In the case of the last year of a Qualified Election Period, the preceding sentence shall be applied by substituting "50 percent" for "25 percent." Qualified Participant elections under this subsection (a) shall be in such written, electronic, or other form as the Committee shall determine.

(b) The provisions of this section shall apply notwithstanding any other provisions of the Plan.

(c) If the Committee receives a Qualified Participant's election pursuant to subsection (a), it shall direct the Trustee (1) to sell the required number of shares of Company Stock (and, if the Committee desires, the manner in which such sale should be accomplished) as of the March 31 next succeeding the end of the Plan Year with respect to which the election is made and (2) to transfer to The Northern Trust Company Thrift-Incentive Plan or distribute to the Qualified Participant, as the case may be, an amount of cash equal to the proceeds of the sale of the subject shares. Any such transfer shall be made as of the next succeeding April 1, and any such distribution shall be made within 90 days after the last day of the period during which the election can be made. Notwithstanding any provision of the Plan to the contrary, if the Trustee is unable to sell the required shares as aforesaid in a timely manner, the Company shall buy such shares. If such shares are sold to the Company or an Affiliate, the price paid therefor shall be the greater of the fair market value of such shares as of March 31 or the fair market value of such shares on the date the sale actually occurs; provided that, any amount the Plan receives in excess of the fair market value as of March 31 shall be considered earnings of the Plan and shall be allocated as provided in section 7.7(b).

(d) Notwithstanding the foregoing, a Qualified Participant shall not be entitled to make an election hereunder for a Plan Year within a Qualified Election Period if the fair market value of the total number of shares of Company Stock ever acquired by or contributed to the Plan and allocated to the Qualified Participant's Account in the Plan as of the last day of such Plan Year is less than $500.

(e) Notwithstanding the foregoing, a Qualified Participant who is not an Employee of the Company or an Affiliate at the time an election is made under this section 7.9, shall not be permitted to transfer amounts to The Northern Trust Thrift-Incentive Plan pursuant to subsection (a)(1) above, and shall only be entitled to the distribution right described in subsection (a)(2) above.

Article VIII. Voting and Tender of Company Stock

8.1  Voting Rights; Tender Offers

(a) Each Member and Beneficiary shall have the right to direct the manner in which the Trustee shall vote shares of Company Stock allocated to such Member's or Beneficiary's Account.

(b) In the event of a Tender Offer for Company Stock, each Member and Beneficiary shall have the right to direct whether the Trustee will (1) tender the Company Stock allocated to such Member's or Beneficiary's Account and (2) withdraw such Company Stock from the depository into which it is tendered pursuant to such direction.

(c) Subject to sections 16.8 and 16.9 of the Plan and Part 4 of Title I of ERISA, the Trustee shall vote, tender, or withdraw from the depository into which tendered, Company Stock allocated to Members' and Beneficiaries' Accounts in accordance with directions received from such Members and Beneficiaries within the time periods set forth below and the Trustee shall have no discretion in such matter. Subject to subsection (e) below, the Trustee shall vote allocated shares for which it has not received timely directions from Members and Beneficiaries and unallocated shares of Company Stock in the same proportion as directed shares are voted and shall have no discretion in such matter except as otherwise provided in accordance with ERISA.

(d) As soon as possible prior to each stockholders meeting of Northern Trust Corporation, the Trustee shall provide each Member and Beneficiary entitled under this section to direct the voting of Company Stock with notice of such meeting and of those matters which at the time of the mailing of such notice are expected to be presented at such meeting for action by holders of Company Stock. Such notice shall be accompanied by an appropriate form with which the Member or Beneficiary may direct the manner of voting on such matters, or instructions regarding electronic or telephonic voting of the Common Stock. If directions on such matters are received by the Trustee from any such Member or Beneficiary at least two days prior to such meeting, the Trustee shall vote the shares allocated to such Member's or Beneficiary's Account in accordance with the directions received from such Member or Beneficiary.

(e) If any person makes a Tender Offer for shares of Company Stock which includes shares of Company Stock allocated to Members' and Beneficiaries' Accounts under the Plan, the Trustee shall promptly notify each such Member and Beneficiary: (1) that a Tender Offer for shares of Company Stock has been commenced, (2) of the identity of the tender offeror, (3) of such other information as the Trustee deems appropriate to enable the Member or Beneficiary to make an independent decision with respect to the tendering of such Company Stock, (4) that the Member or Beneficiary has the right to direct whether the shares of Company Stock allocated to his or her Account will be tendered, (5) that Company Stock allocated to the Member's or Beneficiary's Account will be tendered or not tendered in accordance with directions received by the Trustee from such Member or Beneficiary no later than the date two days before the deadline for tenders under such Tender Offer, and (6) that the Trustee shall not tender Company Stock allocated to Members' and Beneficiaries' Accounts for which timely directions are not received or Company Stock held by the Trustee that is not allocated to Accounts except as otherwise provided in accordance with ERISA. Such notice will be accompanied by an appropriate form with which the Member or Beneficiary may direct the Trustee whether to tender the shares allocated to his or her Account, or instructions regarding electronic or telephonic direction with respect to the tender of such shares. If such written, electronic or telephonic direction is received by the

     Trustee prior to such date, the Trustee shall tender, or not tender, the shares allocated to such Member's or Beneficiary's Account in accordance with such directions. The instructions received by the Trustee from Members and Beneficiaries shall be held by the Trustee in confidence and shall not be divulged or released to any person, including officers or employees of the Company or any Affiliate. A Member's or Beneficiary's direction to tender or not tender may be revoked by a subsequent direction received by the Trustee from such Member or Beneficiary on or before the date two days before the deadline for such tenders, but all directions shall become irrevocable on such date. After shares of Company Stock have been tendered pursuant to this subsection, the Trustee shall credit each Account for which a timely tender direction was received with the proceeds of the sale of Company Stock from such Account pursuant to the Tender Offer.

(f) If shares of Company Stock have been tendered in a Tender Offer by the Trustee pursuant to the direction of a Member or Beneficiary, and if withdrawal rights arise pursuant to (1) the terms of such Tender Offer, (2) any statute or regulation promulgated thereunder, or (3) a court order, the Trustee shall promptly notify any Member or Beneficiary who made such a direction that he or she has the right to direct the withdrawal of the shares of Company Stock tendered pursuant to his or her direction from the depository into which such shares have been tendered. The Trustee will provide such Member or Beneficiary with an appropriate form with which he or she may direct the Trustee to withdraw such shares, or instructions regarding electronic or telephonic direction with respect to the withdrawal of such shares. In the event the Trustee receives any such written, electronic or telephonic direction within sufficient time to act, it shall withdraw such shares of Company Stock.

(g) For purposes of this section 8.1, a "Tender Offer" is a tender offer for, or a request for or invitation for tenders of, stock within the meaning of section 14(d) of the Securities Exchange Act of 1934 and applicable rules, regulations, and case law thereunder.

Article IX.  Benefits

9.1      Payments on Retirement

A Member who attains his or her Normal Retirement Date or early retirement date and continues to be an Employee shall continue to share in the allocation of Employer Contributions and Forfeitures in other than Company Stock under the Plan. Upon the retirement of a Member on or after his or her Normal Retirement Date or early retirement date, the Committee shall notify the Trustee in writing of the Member's retirement and shall direct the Trustee to make payment of the adjusted balance of the Member's Accounts as of the Valuation Date coinciding with or immediately preceding the date a distribution is made to the Member, unless the Member agrees to a later date in a method provided in the Plan. Notwithstanding the foregoing, if a Member retires on or after his or her Normal Retirement Date or early retirement date and before the Anniversary Date next following his or her retirement, he or she shall be entitled to share in the allocation of Employer Contributions which have not been used to make payments on a Loan, Company Stock released from the Suspense Account according to section 6.1(c), and Forfeitures in other than Company Stock, occurring on such Anniversary Date. For purposes of this Article IX, a Member's "early retirement date" means the date the Member could terminate employment with entitlement to early retirement benefits under the Pension Plan.

9.2      Payments on Death

(a) Upon the death of a Member, the Committee shall promptly notify the Trustee in writing of the Member's death and the name of the Member's Beneficiary (or Spouse if subsection (c) is applicable) and shall direct the Trustee to make payment of the adjusted balances of the Member's Account (or the Vested Portion thereof if section 7.6(c) is not applicable) as of the Valuation Date coinciding with or immediately preceding the date a distribution is made to the Member's Beneficiary, in a method provided in the Plan. Notwithstanding the foregoing, if such Member dies and the distribution of the Accounts of such Member is made before the Anniversary Date next following his or her death, his or her Beneficiary or Spouse, as the case may be, shall be entitled to share in the allocation of Employer Contributions which have not been used to make payments on a Loan, Company Stock released from the Suspense Account according to section 6.1(c), and Forfeitures in other than Company Stock, occurring on such Anniversary Date.

(b) Each unmarried Member and each married Member whose surviving Spouse has consented to an alternate Beneficiary or an alternate method of payment as provided in subsection (c) shall have the right to designate, by giving a written designation to the Committee, a person or entity as Beneficiary to receive the death benefit provided under this section. Successive designations may be made, and the last designation received by the Committee prior to the death of the Member shall be effective and shall revoke all prior designations.

(c) The Beneficiary of each Member who is married shall be the surviving Spouse of such Member and the death benefits of any Member who is married shall be paid in full to his or her surviving Spouse in a single payment. Notwithstanding the preceding sentence, the death benefits provided pursuant to subsection (a) shall be distributed to any other Beneficiary designated by a married Member as provided in subsection (b) of this section if the Member's surviving Spouse consented to such designation, prior to the date of the Member's death, in writing. Such a consent must acknowledge the effect of the election and designation and the identity of any nonsurviving Spouse Beneficiary, including any class of Beneficiaries or contingent Beneficiaries, and must be witnessed by a representative of the Plan or a notary public. Consent of a Member's surviving Spouse shall not be required if the Member establishes to the satisfaction of the Committee that consent may not be obtained because there is no surviving Spouse or the surviving Spouse cannot be located, or because of such other circumstances as the Secretary of the Treasury may prescribe by regulations. The Member may not subsequently change the designation of the Beneficiary unless his or her surviving Spouse consents to the new designation in accordance with the requirements set forth in the preceding sentence. Any such consent shall only be effective with respect to the specific Spouse. A surviving Spouse's consent shall be irrevocable. If a married Member dies, and there is a Beneficiary designation as to which the Member's surviving Spouse has not consented as provided above, then the distribution under this section 9.2 shall be made to the Member's surviving Spouse in a lump sum.

         Notwithstanding the foregoing, the consent of a Member's surviving Spouse shall not be required if the Member establishes to the satisfaction of the Committee that consent may not be obtained because there is no surviving Spouse, the surviving Spouse cannot be located, or because of such other circumstances as the Secretary of the Treasury may prescribe by regulations.

9.3      Payments on Disability

In the case of a Member who is absent from employment by reason of disability, the Committee shall direct the Trustee to make payment of the adjusted balances of the Member's Accounts upon the earliest to occur of the following:

(a)      The absence continues without interruption for a period of 12 months;

(b) The Member is entitled to receive a benefit payable prior to death (a "living benefit") under the terms of the Company's Non-Contributory Life Insurance Plan (or would be entitled to a living benefit, as determined by the Committee, if the Member participated in such Life Insurance Plan); or

(c) The Member has a Permanent Disability, provided that some portion of the Member's Account is attributable to participation in the Plan on or before August 1, 1998.

Such distribution shall be made as of the Valuation Date coinciding with or immediately preceding the date a distribution is made to the Member. A Member who receives a distribution under this section shall be entitled to share in the allocation of Employer Contributions which have not been used to make payments on a Loan, Company Stock released from the Suspense Account according to section 6.1(c), and Forfeitures in other than Company Stock for the Anniversary Date occurring with respect to any Plan Year in which the Member continued to receive Compensation, including the Plan Year in which such Member's employment terminates.

9.4      Payments on Termination for Other Reasons

(a)      General. Upon the termination of a Member's employment with the Company
         -------
         and all Affiliates for any reason other than retirement under Section 9.1, death, or, disability which entitles the Member to a distribution under section 9.3, the Committee shall notify the Trustee in writing of the termination and shall direct the Trustee to make payment of the Vested Portion of the adjusted balances of the Member's Accounts as of the Valuation Date coinciding with or next preceding the date a distribution is made to the Member. The Vested Portion of a Member's Accounts shall be determined in accordance with section 7.6 of the Plan.

(b)      Forfeiture. The Unvested Portion of the adjusted balance of the Account
         ----------
         of a Member who terminates employment with the Company and all Affiliates under this section shall be forfeited as of the first Valuation Date following the date the Member terminates employment with the Company and all Affiliates. The amount forfeited shall be the entire Unvested Portion. If a Member's Company Stock Account includes more than one class of Company Stock, the Forfeiture will consist of the same proportion of each class of stock.

(c)      Reinstatement.  If a Member is reemployed by the Company or an
         -------------
         Affiliate after incurring a Forfeiture, the Member shall be entitled to make repayment to the Plan of the aggregate amount distributed to him or her, at any time before the earlier of (1) five years after the Member is reemployed and (2) the end of five consecutive One-Year Breaks in Service incurred by the Member. Upon making repayment in a single cash sum of the fair market value (at the time of distribution) of the aggregate amount distributed to him or her, the amount repaid shall be credited to the Member's Account and invested by the Trustee in a cash equivalent short term investment fund. Notwithstanding the foregoing, effective January 1, 2002, the repayment will be reinvested in Company Stock in accordance with administrative procedures established by the Committee. Any amount which was forfeited (also based on the fair market value at the time of distribution) upon the Member's prior employment termination shall be reinstated to the Member's Account. The amount required to restore such Member's Account shall be made up from Forfeitures and, to the extent necessary, Employer Contributions prior to their allocation pursuant to section 7.4.

9.5      Deemed Cashout

If a Member has no vested interest in his Account balance when his or her employment with the Company and all Affiliates terminates, such Member will be treated as having received a Deemed Cashout of the Member's Account balance as of the last day of the Plan Year in which the Member's employment terminated and the Member's Account balance will be treated as a Forfeiture on such date. "Deemed Cashout" means a distribution of zero dollars representing the Member's entire Account balance. If the Member is reemployed with the Company or any Affiliate before such Member has incurred five (5) consecutive One-Year Breaks in Service, the amount forfeited will be restored as the Member's Account balance.

9.6      Property Distributed

Any distribution pursuant to section 9.1, 9.2, 9.3, or 9.4, from a Member's or Beneficiary's Company Stock Account, shall be made in whole shares of Company Stock, and the value of partial shares of Company Stock shall be paid in cash. Distribution from a Member's or Beneficiary's Other Investments Account shall be made in cash unless the Member or Beneficiary requests a distribution in stock of the whole shares purchasable with such balance and the balance attributable to fractional shares in the Member's or Beneficiary's Company Stock Account, in which case the Trustee shall acquire the necessary shares for distribution. If cash is to be distributed in connection with fractional shares, the Trustee shall sell such shares as of the Valuation Date with respect to which the distribution is being made and distribute the proceeds of sale to the affected Member or Beneficiary. Any such sale shall be subject to the last two sentences of section 7.9(c).

9.7      Methods of Payment

(a) Whenever the Committee shall direct the Trustee to make payment to a Member upon termination of a Member's employment on or after the Member's Normal Retirement Date, the Committee shall direct the Trustee to pay the adjusted balances of the Member's Account to or for the benefit of the Member in a single sum distribution. Whenever the Committee shall direct the Trustee to make payment to a Member, the Member's Spouse, or other Beneficiary upon or following termination of a Member's employment for any other reason, the Committee shall direct the Trustee to pay the Vested Portion of the adjusted balances of the Member's Accounts, if any, to or for the benefit of the Member, the Member's Spouse, or the Member's Beneficiary, in a single sum distribution.

(b) Payment under this section shall be made as soon as reasonably practicable (and under ordinary circumstances no more than 60 days) after the Valuation Date coincident with or following the date the Member ceases being an Employee provided that (1) any Member or Beneficiary or Spouse described in section 9.1, 9.2, or 9.3 may elect to defer distribution to such Anniversary Date and (2) effective January 1, 1998, if the Vested Portion of a Member's Account exceeds $5,000, distribution shall not be made to the Member at any time prior to the earlier of the Member's Normal Retirement Date or death without the Member's written consent. A Member described in paragraph (2) may elect to receive distribution of the Member's Accounts as of any Valuation Date following the Valuation Date next succeeding the Member's termination by filing prescribed materials with the Trustee on or before such reasonable deadline as established by the Trustee.

         Distribution may commence less than thirty (30) days after the notice required under section 1.411(a)-11(c) of the Treasury regulations is given, provided that:

         (1) the Committee clearly informs the Member that the Member has a right to a period of at least thirty (30) days after receiving the notice to consider the decision of whether to elect a distribution, and

         (2) the Member, after receiving the notice, affirmatively elects a distribution.

(c) Notwithstanding the provisions of subsection (b) above, distribution of each Member's Account must commence not later than 60 days after the last day of the Plan Year in which the last of the following events occurs:

         (1)     the Member reaches his or her Normal Retirement Date;

         (2) the tenth anniversary of the date on which the Member commenced participation in the Plan; or

         (3) the Member's employment with the Company and all Affiliates terminates.

(d) Notwithstanding anything to the contrary contained elsewhere in the Plan--

         (1)      A Member's benefits under the Plan will-

                 (A) be distributed to him or her not later than the Required
                     Distribution Date (as defined in paragraph (3)), or

                 (B) be distributed commencing not later than the Required
                     Distribution Date in accordance with regulations prescribed by the Secretary of the Treasury over a period not extending beyond the life expectancy of the Member or the life expectancy of the Member and the Member's Beneficiary.

         (2)      Payments on death-

                  (A) If the Member dies after distribution has commenced pursuant to paragraph (1)(B) but before the Member's entire interest in the Plan has been distributed to him or her, then the remaining portion of that interest will be distributed at least as rapidly as under the method of distribution being used under paragraph (1)(B) at the date of the Member's death.

                  (B) If the Member dies before distribution has commenced pursuant to paragraph (1)(B), then, except as provided in paragraphs (2)(C) and (2)(D), the Member's entire interest in the Plan will be distributed within five years after the Member's death.

                  (C) Notwithstanding the provisions of paragraph (2)(B), if the Member dies before distribution has commenced pursuant to paragraph (1)(B) and if any portion of the Member's interest in the Plan is payable (i) to or for the benefit of a Beneficiary, (ii) in accordance with regulations prescribed by the Secretary of the Treasury over a period not extending beyond the life expectancy of the Beneficiary, and
                           (iii) beginning not later than one year after the date of the Member's death or such later date as the Secretary of the Treasury may prescribe by regulations, then the portion referred to in this paragraph (2)(C) shall be treated as distributed on the date on which such distribution begins.

                  (D) Notwithstanding the provisions of paragraphs (2)(B) and (2)(C), if the Beneficiary referred to in paragraph (2)(C) is the Spouse of the Member, then-

                           (i) the date on which the distributions are required to begin under paragraph
                                    (2)(C)(iii) of this section shall not be earlier than the date on which the Member would have attained age 70-1/2, and

                           (ii) if the Spouse dies before the distributions to that Spouse begin, then this paragraph
                                    (2)(D) shall be applied as if the surviving
                                    Spouse were the Member.

         (3) For purposes of subsection (d)(1), the Required Distribution Date means April 1 of the calendar year in which occurs the later of (A) the Member's attainment of age seventy and one-half (70-1/2), or (B) the Member's retirement (within the meaning of Code section 401(a)(9)), unless the Member is a Five Percent Owner (as defined in section 416(i) of the Code) with respect to the Plan Year during which the Member attains age 70-1/2, in which case clause (B) shall not apply. Any Member who attained age 70-1/2 on or before December 31, 1998 shall continue to receive distributions under the terms of the Plan as in effect on December 30, 1998.

         (4) For purposes of subsection (d), once distribution has commenced hereunder, the life expectancy of a Member and the Member's Spouse may not be redetermined.

     (5)  A Member may not elect a form of distribution pursuant to paragraph
          (1) providing payments to a Beneficiary who is other than the Member's Spouse unless the actuarial value of the payments expected to be paid to the Member is more than 50 percent of the actuarial value of the total payments expected to be paid under such form of distribution.

9.8  Direct Rollover of Eligible Rollover Distributions

(a) Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this section, a distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover. Any portion of an eligible rollover distribution that is not paid directly to an eligible retirement plan in a direct rollover may be subject to 20% Federal income tax withholding.

(b)  Definitions.

     (1)  Eligible Rollover Distribution. An eligible rollover distribution is
          ------------------------------
          any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; effective as of January 1, 1999, any hardship distribution described in section 401(k)(2)(B)(i)(IV) of the Code; and any other distribution excluded under Code section 402(c)(4). A distribution shall not fail to be an eligible rollover distribution merely because a portion of it consists of after tax deposits; provided such portion may be rolled over only to an individual retirement account or annuity described in section 408(a) or (b) of the Code, or to a qualified defined contribution plan described in section 401(a) or 403(a) of the Code that agrees to separately account for the amounts so transferred, including separately accounting for the portion of such distribution that is includible in gross income and the portion which is not so includible.

     (2)  Eligible Retirement Plan. An eligible retirement plan means (i) an
          ------------------------
          individual retirement account described in section 408(a) of the Code,
          (ii) an individual retirement annuity described in section 408(b) of the Code, (iii) a qualified trust described in section 401(a) of the Code, (iv) an annuity plan described in section 403(a) of the Code,
          (v) an eligible deferred compensation plan described in section 457(b) of the Code which is maintained by an eligible employer described in section 457(e)(1)(A) of the Code and that agrees to separately account for amounts transferred into such plan from this Plan, or (vi) an annuity contract described in section 403(b) of the Code, that accepts the distributee's rollover distribution. The definition of eligible retirement plan shall also apply in the case of a distribution to a surviving Spouse, or to a Spouse or former Spouse who is an alternate payee under a qualified domestic relation order, as defined in section 414(p) of the Code.

     (3)  Distributee. A Member, the Member's surviving Spouse and the Member's
          -----------
          Spouse or former Spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are distributees with regard to the respective interest of such Member, Spouse or former Spouse.

     (4)  Direct Rollover.  A direct rollover is a payment by the Plan to the
          ---------------
          eligible retirement plan specified by the distributee.

9.9  Payment of Small Amounts

Effective January 1, 1998, if the value of a Member's vested Account is $5,000 or less, the Committee shall direct that such amount be paid to the Member or his or her Beneficiary as soon as administratively feasible following the Member's Break in Service.

Article X.   Rights and Options on Distributed Shares of Company Stock

10.1     Right of First Refusal

(a) Shares of Company Stock distributed by the Trustee may be subject to a right of first refusal. Such a right shall provide that prior to any subsequent transfer, the shares must first be offered in writing to the Trust and then, if refused by the Trust, to the Company at a price equal to the greater of (1) the then fair market value of such shares of Company Stock as determined in good faith by the Committee, in accordance with Treasury regulation section 54.4975-11(d)(5) or (2) the purchase price offered by a buyer, other than the Company or Trustee, making an offer in good faith (as determined by the Committee) to purchase such shares of Company Stock.

(b) The Trust or the Company, as the case may be, may accept the offer as to part or all of the Company Stock at any time during a period not exceeding 14 days after the Trust receives the offer, on terms and conditions no less favorable to the Trust than those offered by the independent third-party buyer. Any installment purchase shall be made pursuant to a note secured by the shares purchased and shall bear a reasonable rate of interest as determined by the Committee.

(c) If the offer is not accepted by the Trust, the Company, or both, then the proposed transfer may be completed within a reasonable period following the end of the 14-day period but only upon terms and conditions no less favorable to the shareholder than the terms and conditions of the third-party buyer's prior offer.

(d) Shares of Company Stock that are publicly traded within the meaning of Treasury regulation section 54.4975-7(b)(1)(iv) at the time such right may otherwise be exercised shall not be subject to this right of first refusal.

10.2     Put Option

(a) Shares of Company Stock acquired by the Trust shall be subject to a put option at the time of distribution if at such time the shares are not readily tradable on an established market within the meaning of section 409(h)(1)(B) of the Code. The put option shall be exercisable by the Member, Beneficiary, Spouse, their donees, or by a person (including an estate or its distributee) to whom the Company Stock passes by reason of the death of the Member, Beneficiary, or Spouse. The put option shall provide that for a period of at least 60 days following the date of distribution of the Company Stock, the holder of the option shall have the right to cause the Company, by notifying it in writing, to purchase such shares at their fair market value, as determined pursuant to section 5.2. If the put option is not exercised within such 60-day period, the option shall be exercisable for an additional period of 60 days in the following Plan Year. The Committee may give the Trustee the option to assume the rights and obligations of the Company at the time the put option is exercised, insofar as the repurchase of Company Stock is concerned.

(b) If the entire adjusted balance of the Account of a Member, Spouse, Beneficiary, or other person described in subsection 10.2(a) is distributed to such Member, Spouse, Beneficiary or other person within one taxable year, payment of the price of the Company Stock purchased pursuant to an exercised put option shall be made in no more than five substantially equal annual payments, and the first installment shall be paid not later than 30 days after such Member, Spouse, Beneficiary, or other person exercises the put option. The Plan shall provide adequate security and pay a reasonable rate of interest on amounts not paid after 30 days. If the entire adjusted balance of the Account of a Member, Spouse, Beneficiary or other person described in subsection 10.2(a) is not distributed to him or her within one taxable year, payment of the price of the Company Stock purchased pursuant to an exercised put option shall be made in a single sum not later than 30 days after such Member, Spouse, Beneficiary or other person exercises the put option.

Article XI.  In-Service Distributions and Dividends

11.1     In-Service Distributions

Except as provided in sections 7.9, 9.7(d) and 11.2, a Member is not entitled to any payment, withdrawal, or distribution under the Plan while he or she is a Participant or Inactive Participant.

11.2     Dividends

Effective January 1, 2002, in accordance with an election made by the Member, Beneficiary or Spouse, any cash dividend received by the Trustee on Company Stock allocated to the Account of such Member, Beneficiary, or Spouse as of the record date shall be either paid to such Member, Beneficiary or Spouse in cash or re-invested in Company Stock in accordance with Section 7.2. Such election shall be in such written, electronic or other form, as the Committee shall establish. Once a Member, Beneficiary or Spouse has made the election either to receive a cash payment of the dividends or to have the dividends re-invested in Company Stock, the election will remain in effect until it is subsequently changed by the Member, Beneficiary or Spouse. A Member, Beneficiary or Spouse may change the election at any time, and the election that is in effect on the record date of the dividends will determine whether such dividends are paid in cash to the Member, Beneficiary or Spouse or re-invested in Company Stock. If a Member first becomes a Participant in the Plan on or after January 1, 2002 and the Member or such Member's Beneficiary or Spouse does not make an election pursuant to this Section 11.2, the dividends will automatically be reinvested in Company Stock. If a Member first became a Participant in the Plan before January 1, 2002 and the Member or such Member's Beneficiary or Spouse does not make an election pursuant to this Section 11.2, the dividends will automatically be paid in cash to such Member, Beneficiary or Spouse.

If a Member, Beneficiary or Spouse has elected to receive a cash payment of the dividends received by the Trustee on Company Stock allocated to his or her Account, such payment must be made no later than 90 days after the end of the Plan Year in which the dividend is received by the Trustee. Any such payment of cash dividends on shares of Company Stock shall be accounted for as if the Member, Beneficiary, or Spouse receiving such dividends were the direct owner of such shares of Company Stock and such payment shall not be treated as a distribution for purposes of Article X. Any dividends to be paid in cash that are allocated to a Member's Account on the date of his or her death shall be paid to the Member's Beneficiary.

If a Member, Beneficiary or Spouse has elected to have the dividends received by the Trustee on Company Stock allocated to his or her Account re-invested in Company Stock, such re-investment shall occur within a reasonable period after the end of the calendar quarter in which such dividends were received by the Trustee.

Article XII.  Plan Administration

12.1     Powers

The Committee shall have all powers necessary to discharge its duties in administering the Plan including, but not by way of limitation, discretionary authority with respect to the following powers:

(a)      to construe and interpret the Plan;

(b) to determine all questions regarding the status and rights of Members and Beneficiaries, including questions relating to age, Vesting Service, eligibility, or Compensation;

(c) to make and enforce such rules and regulations as it shall deem necessary or proper for efficient administration of the Plan; and

(d) to retain counsel, employ agents, and actuaries and provide for such clerical, medical, accounting, auditing, and other services as it may require in carrying out the provisions of the Plan;

provided, however, that no member of the Committee shall participate in any action on any matter involving solely his or her own rights or benefits or those of his or her Spouse or other Beneficiaries, and such matters shall be determined by the other members of the Committee. The Committee may delegate any or all of its powers under this Article XII.

12.2     Directions to Trustee

The Committee shall direct the Trustee concerning all payments which shall be made out of the Trust pursuant to the provisions of the Plan. Any direction to the Trustee, shall be in writing, signed by the Secretary of the Committee or its delegate, or given by electronic or telephonic media if acceptable to the Committee or its delegate and the Trustee. The Trustee shall act in a manner consistent with any such direction that is proper, made in accordance with the Plan, and not contrary to ERISA.

12.3     Uniform

All rules adopted and all actions taken by the Committee shall be uniform in nature as applied to all persons similarly situated and shall not discriminate in favor of Employees who are officers, shareholders, or Highly Compensated Participants.

12.4     Reports

The Committee shall keep on file, in such form as it shall deem convenient and proper, such reports of the Trust received from the Trustee that relate to its duties hereunder.

12.5     Members; Compensation

The Members of the Committee shall be appointed by the Chief Executive Officer of the Company. Members of the Committee shall not receive compensation for their services in connection with the Plan, but the Company shall reimburse them for all necessary expenses incurred in the discharge of their duties.

12.6     Claims Procedure

(a) Claims for benefits under the Plan shall be made in writing to the Committee or its duly authorized delegate. If the Committee or such delegate wholly or partially denies a claim for benefits, the Committee or, if applicable, its delegate shall, within a reasonable period of time, but no later than ninety (90) days after receipt of the claim, notify the claimant in writing or electronically of the adverse benefit determination. Notice of an adverse benefit determination shall be written in a manner calculated to be understood by the claimant and shall contain (1) the specific reason or reasons for the adverse benefit determination, (2) a specific reference to the pertinent Plan provisions upon which the adverse benefit determination is based, (3) a description of any additional material or information necessary for the claimant to perfect the claim, together with an explanation of why such material or information is necessary, and (4) an explanation of the Plan's review procedure and the time limits applicable to such procedure including a statement of the claimant's right to bring a civil action under section 502(a) of ERISA following an adverse benefit determination. If the Committee or its delegate determines that an extension of time is necessary for processing the claim, the Committee or its delegate shall notify the claimant in writing of such extension, the special circumstances requiring the extension and the date by which the Committee expects to render the benefit determination. In no event shall the extension exceed a period of ninety (90) days from the end of the initial ninety
         (90) day period. If notice of the denial of a claim is not furnished in accordance with this subsection (a) within ninety (90) days after the Committee or its duly authorized delegate receives it (or within one hundred and eighty (180) days after such receipt if the Committee or its delegate determines an extension is necessary), the claim shall be deemed denied and the claimant shall be permitted to proceed to the review stage described in subsection (b) below.

(b) Within sixty (60) days after the claimant receives the written or electronic notice of an adverse benefit determination, or the date the claim is deemed denied pursuant to subsection (a) above, or such later time as shall be deemed reasonable in the sole discretion of the Committee taking into account the nature of the benefit subject to the claim and other attendant circumstances, the claimant may file a written request with the Committee that it conduct a full and fair review of the adverse benefit determination, including the holding of a hearing, if deemed necessary by the Committee. In connection with the claimant's appeal of the adverse benefit determination, the claimant may review pertinent documents and may submit issues and comments in writing. The Committee shall render a decision on the appeal promptly, but not later than sixty (60) days after the receipt of the claimant's request for review, unless special circumstances (such as the need to hold a hearing, if necessary) require an extension of time for processing, in which case the sixty (60) day period may be extended to one hundred and twenty (120) days. The Committee shall notify the claimant in writing of any such extension, the special circumstances requiring the extension, and the date by which the Committee expects to render the determination on review. The claimant shall be notified of the Committee's decision in writing or electronically. In the case of an adverse determination, such notice shall (1) include specific reasons for the adverse determination, (2) be written in a manner calculated to be understood by the claimant, (3) contain specific references to the pertinent Plan provisions upon which the benefit determination is based, (4) contain a statement that the claimant is entitled to receive upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claimant's claim for benefits, and (5) contain a statement of the claimant's right to bring an action under section 502(a) of ERISA.

12.7     Indemnity for Liability

The Company shall indemnify the Committee and each other fiduciary who is an Employee of the Company or an Affiliate, against any and all claims, losses, damages, expenses, including counsel fees, incurred by said fiduciaries, and any liability, including any amounts paid in settlement with such a fiduciary's approval, arising from the fiduciary's action or failure to act, except when the same is judicially determined to be attributable to the gross negligence or willful misconduct of such fiduciary.

Article XIII.  Amendment and Termination

13.1     Amendment

The Company reserves the right at any time and from time to time to amend the Plan in whole or in part either retroactively or prospectively by action of the Board of Directors or action of the Compensation and Benefits Committee of the Board of Directors, but no such amendment shall authorize or permit any part of the corpus or income of the Trust to be used for or diverted to purposes other than for the exclusive benefit of Members or their Beneficiaries, or to deprive any of them of any funds then held for his or her Account.

13.2     Termination

It is the intention of the Company to continue the Plan and to make contributions thereto, but the Company reserves the right to terminate the Plan in whole or in part as of any Valuation Date by action of the Board of Directors or action of the Compensation and Benefits Committee of the Board of Directors and for any reason satisfactory to the Board of Directors. The Company, however, shall not terminate the Plan while any Loan remains outstanding and unpaid in whole or in part, without the prior written consent to any such termination by all holders and guarantors, if any, of the Plan's obligations under such Loan. Where any holder or guarantor has a representative on the Compensation and Benefits Committee, prior written consent will not be required if such representative approves the amendment. Upon partial or full termination, all affected Members shall become fully vested, and upon permanent discontinuance of contributions by the Company and Participating Employers, all Members who are then Employees or who have not previously forfeited their Unvested Portion shall become fully vested.

13.3     Merger and Consolidation

In the event of any merger or consolidation of the Plan with, or transfer in whole or in part of the assets and liabilities of the Trust to another trust fund held under any other plan of deferred compensation maintained or to be established for the benefit of all or some of the Members, the Plan shall be so merged or consolidated, or the assets of the Trust applicable to such Members shall be so transferred, only if--

(a) each Member would (if either the Plan or the other plan then terminated) receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he or she would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan had then terminated);

(b) resolutions of the Board of Directors or of any new or successor employer of the affected Members, shall authorize such transfer of assets; and, in the case of the new or successor employer of the affected Members, its resolutions shall include an assumption of liabilities with respect to such Members' inclusion in the new employer's plan; and

(c) such other plan and trust are qualified under section 401(a) and exempt under section 501(a) of the Code.

In the event a portion of the business of the Company or any Affiliate is sold or discontinued, the Board of Directors in its discretion may direct that all Members who are employed by the new owner of that portion of the business shall become fully vested.

13.4     Distribution Upon Termination

In the event of the termination of the Plan, there shall be distributed to each Member, or to his or her Beneficiary in the case of a deceased Member, a benefit equal to the sum of the value of the Member's Account as of the Valuation Date on which termination occurs. If such benefits shall not exhaust the assets of the Trust, any remaining assets shall be allocated to the Accounts of the Members as though they were additional Employer Contributions, and in no event shall any such assets revert to the Company or any Affiliate.

Article XIV.  Extension of Plan to Affiliates

14.1     Participation in the Plan

Any Affiliate which desires to become a Participating Employer under the Plan may elect, with the consent of the Board of Directors, to become a party to the Plan and the related Trust by adopting the Plan for the benefit of its eligible Employees, effective as of the date specified in such adoption. The adoption resolution or decision may contain such specific changes and variations in Plan or Trust Agreement terms and provisions applicable to such Participating Employer and its Employees as may be acceptable to the Board and the Trustee. However, the sole, exclusive right of any other amendment of whatever kind or extent to the Plan is reserved to the Board of Directors. The Board of Directors may amend specific changes and variations in the Plan or Trust terms and provisions as adopted by the Participating Employer in its adoption resolution without the consent of such Participating Employer. The adoption resolution or decision shall become, as to such adopting organization and its employees, a part of this Plan as then amended or thereafter amended and the related Trust. It shall not be necessary for the adopting organization to sign or execute the original or then amended Plan and Trust. The coverage date of the Plan for any such adopting organization shall be that stated in the resolution or decision of adoption, and from and after such effective date, such adopting organization shall assume all the rights, obligations, and liabilities of an individual employer entity hereunder and under the Trust. The administrative powers and control of the Company, as provided in the Plan and Trust Agreement shall not be diminished by reason of the participation of any such adopting organization in the Plan and Trust Agreement.

14.2     Withdrawal from the Plan

Any Participating Employer may withdraw from the Plan and Trust after giving notice to the Board of Directors, provided the Board of Directors consents to such withdrawal. In the event of such withdrawal, the Committee shall cause a valuation of the Trust to be made to ascertain the value of assets which are attributable to Members who are Employees of the terminating Participating Employer or their Beneficiaries in the case of deceased Members and shall direct the Trustee to segregate assets which are deemed to be so attributable to such Members from the Trust, and to make distribution to the Members or their Beneficiaries as if the Plan had terminated with respect to the Members or their Beneficiaries of such Participating Employer.

In the event such withdrawal constitutes a partial termination of this Plan, only the affected Participants in that part of the Plan which is terminated shall have fully vested and nonforfeitable rights in their benefits (unless they were already fully vested prior to the partial termination). Distribution may be implemented through continuation of the Trust, or transfer to another trust fund exempt from tax under section 501 of the Code, or to a group annuity contract qualified under Code section 401, or distribution may be made as an immediate cash payment; provided, however, that no such action shall divert any part of such fund to any purpose other than the exclusive benefit of the Participants of such Participating Employer.

Article XV.  Top-Heavy Provisions

The following provisions shall become effective in any Plan Year in which the Plan is determined to be a top-heavy plan.

(a)  Determination of Top-Heavy. The Plan will be considered a top-heavy
     --------------------------
     plan for the Plan Year if as of the last day of the preceding Plan Year (1) the account balances of Participants who are key employees (as defined in section 416(i) of the Code) exceed 60 percent of the account balances of all Participants (the "60 Percent Test") or (2) the Plan is part of a required aggregation group and the required aggregation group is top-heavy. However, and notwithstanding the results of the 60 Percent Test, the Plan shall not be considered a top-heavy plan for any Plan Year in which the Plan is a part of a required or permissive aggregation group which is not top-heavy. The top-heavy ratio shall be computed pursuant to section 416(g) of the Code and the regulations issued thereunder. A "required aggregation group" is each plan of the Company in which a key employee is a participant and each other plan of the Company, if any, which enables such plan to meet the requirements of Code section 401(a)(4) or 410. The Company may treat any plan not required to be included in an aggregation group as being part of a "permissive aggregation group" if such group would continue to meet the requirements of Code sections 401(a)(4) and 410 with such plan being taken into account.

(b)  Minimum Benefit. The Company's (or Participating Employer's) Employer
     ---------------
     Contribution to a Participant's Account under section 4.1 shall be increased as necessary so that it equals at least 3 percent of the Participant's compensation (as defined in section 7.5(i)(2)), except that this subsection (b) shall not apply if--

     (1)  the Participant is also a participant in the Pension Plan,

     (2)  the Pension Plan is a top-heavy plan, and

     (3) the Participant receives from the Pension Plan the minimum defined benefit accrual required under section 416(c)(1) of the Code.

Article XVI.  Miscellaneous Provisions

16.1 Spendthrift Provisions

The interests of Members and their Beneficiaries in the Plan and the Trust shall not be subject to the claims of any creditor, any Spouse for alimony or support, or others, or to legal process, and may not be voluntarily or involuntarily assigned, alienated or encumbered.

Notwithstanding the foregoing, the Plan shall make all payments required by a qualified domestic relations order within the meaning of Code section 414(p). The Committee shall establish a procedure to determine the qualified status of a domestic relations order and to administer distributions under a qualified order. If the qualified domestic relations order so provides, the Plan may make a distribution to an alternate payee prior to the date that a Member attains "earliest retirement age." For purposes of a qualified domestic relations order, "earliest retirement age" means the earlier of--

(a)  the date the Member is entitled to a distribution under this Plan, or

(b) the later of (i) the date the Member attains age 50, or (ii) the earliest date on which the Member could begin receiving benefits under this Plan if the Member separated from service.

An alternate payee under a qualified domestic relations order shall have the right with respect to his or her interest under the Plan to (i) make dividend elections under section 11.2, (ii) subject to section 9.5, to defer distribution of such interest in accordance with section 9.7(b), and (iii) to designate a Beneficiary with respect to such interest. A Member's alternate payee shall also have the right to make an election under section 7.9(a)(2) with respect to such alternate payee's interest under the Plan at the same time, if any, that such Member has a right to make an election with respect to the Member's Account under the Plan. For this purpose, the alternate payee's Applicable Amount shall be calculated as if such alternate payee were a Qualified Participant.

Effective with respect to judgments, orders, decrees and settlement agreements entered into on or after August 5, 1997, the first sentence of this Section 16.1 shall not apply with respect to any offset to a Member's benefits expressly provided for in a judgment, order, decree or settlement agreement described in Code section 401(a)(13)(C).

16.2 Incompetency

Every person receiving or claiming benefits under the Plan shall be presumed to be mentally competent and of age until the Committee receives a written notice, in a form and manner acceptable to it, that such person is incompetent or a minor, and that a guardian, conservator, or other person legally vested with the care of his estate has been appointed. In the event that the Committee finds that any person to whom a benefit is payable under the Plan is unable to properly care for his or her affairs, or is a minor, then any payment due (unless a prior claim therefor shall have been made by a duly appointed legal representative) may be paid to the Spouse, a child, a parent, or a brother or sister, or to any person deemed by the Committee to be authorized to care for such person otherwise entitled to payment.

In the event a guardian, executor, administrator, or conservator of the estate of any person receiving or claiming benefits under the Plan shall be appointed by a court of competent jurisdiction, payments shall be made to such guardian, executor, administrator, or conservator provided that proper proof of appointment is furnished in a form and manner suitable to the Committee. Any payment made under the provisions of this section 16.2 shall be a complete discharge of any liability therefor under the Plan.

16.3   Unclaimed Funds

Each Member shall keep the Committee informed of the Member's current address and the current address of the Member's Spouse and Beneficiaries. Neither the Company or any Affiliate, the Committee, nor the Trustee shall be obligated to search for the whereabouts of any such person. If the then current location of a Member is not made known to the Committee within three years after the date on which the Committee directs the distribution to the Member of the Member's Account, distribution may be made as though the Member had died at the end of the three-year period. If, within one additional year after such three-year period has elapsed, or within three years after the actual death of a Member, the Committee is unable to locate any individual who would receive a distribution upon the death of the Member pursuant to Article IX, the Member's Account shall be deemed a Forfeiture; provided, however, that if the Member, Beneficiary, or Spouse makes a claim for any amount that has been so forfeited, the forfeited benefits shall be reinstated. The amount required to restore such benefits shall be made up from Forfeitures and, to the extent necessary, from Employer Contributions prior to their allocation pursuant to section 7.4 or from a special Company or Participating Employer contribution.

16.4   Rights Against the Company

Neither the establishment of the Plan, nor of the Trust, nor any modification thereof, nor any distributions hereunder shall be construed as giving to any person whomsoever any legal or equitable rights against the Committee, the Company or any Affiliate, or the officers, directors, or shareholders as such of the Company or any Affiliate, or as giving any Employee or Member the right to be retained in the employ of the Company. All benefits payable under the Plan shall be paid or provided for solely from the Trust, and the Company and Affiliates shall have no liability or responsibility for benefit distributions other than to make contributions to the Trust as herein provided.

16.5   Illegality of Particular Provision

The illegality of any particular provision of this Plan shall not affect the other provisions thereof, but the Plan shall be construed in all respects as if such invalid provision were omitted.

16.6   Effect of Mistake

In the event of a mistake or misstatement as to the age, eligibility, compensation, service or participation of a Member or Beneficiary or the amount of distributions made or to be made to a Member or Beneficiary or other person, the Committee shall, to the extent it deems possible, cause to be withheld or accelerated, or otherwise make adjustment of, such amounts or distribution to which he or she is properly entitled under the Plan. In the event of any overpayment by the Plan, a Member or Beneficiary shall be obligated to repay amounts on demand to the extent of such overpayment.

16.7   Compliance with Federal and State Securities Laws

(a) With respect to Company Stock held in or distributed from the Trust, the Company will take all necessary steps to comply with any applicable registration or other requirements of federal or state securities laws from which no exemption is available.

(b) Stock certificates distributed to Members, Beneficiaries, or Spouses may bear such legends concerning restrictions imposed by federal or state securities laws, and concerning other restrictions and rights under the Plan, as the Committee in its discretion may determine.

16.8   No Discrimination

Whenever in the administration of the Plan action by the Committee is required with respect to eligibility or classification of Employees, contributions, or benefits, such action shall be uniform in nature as applied to all persons similarly situated, and no such action shall discriminate in favor of Employees who are Highly Compensated Participants.

16.9   Exclusive Benefit of Members

(a) All Employer Contributions made pursuant to the Plan shall be held by the Trustee in accordance with the terms of the Trust for the exclusive benefit of those Employees who are Members under the Plan, such Members' Beneficiaries and Spouses, and shall be applied to provide benefits under the Plan and to pay expenses of administration of the Plan and the Trust to the extent that such expenses are not otherwise paid. At no time prior to the satisfaction of all liabilities with respect to such Members, Beneficiaries and Spouses shall any part of the Trust (other than such part as may be required to pay administration expenses) be used for, or diverted to, purposes other than the exclusive benefit of such Members, Beneficiaries and Spouses.

(b)    Notwithstanding section 16.9(a)-

       (1) if an Employer Contribution by the Company or a Participating Employer is conditioned upon the deductibility of such contribution under section 404 of the Code, then, to the extent the deduction is disallowed, the Trustee shall, upon written request of the Company or Participating Employer making the contribution, return the contribution to the extent disallowed to the Company or Participating Employer within one year after the date the deduction is disallowed;

       (2) if an Employer Contribution or any portion thereof is made by the Company or a Participating Employer by a mistake of fact, the Trustee shall, upon written request of the Company or Participating Employer, return the contribution or the portion to the Company or Participating Employer within one year after the date of payment to the Trustee; and

       (3) earnings attributable to amounts to be returned to the Company or Participating Employer pursuant to paragraph (1) or (2) shall not be returned to the Company or Participating Employer, and losses attributable to amounts to be returned pursuant to paragraph (1) or
            (2) shall reduce the amounts to be so returned.

16.10  Governing Law

The provisions of the Plan shall be construed, administered, and enforced in accordance with the laws of Illinois, to the extent such laws are not superseded by laws of the United States. All Employer Contributions by the Company and Participating Employers to the Trust shall be deemed to be made in Illinois.

16.11  Change in Control

Notwithstanding any provision of the Plan to the contrary, if a Change in Control (as defined below) occurs--

(a) each Participant or Inactive Participant who is an Employee on the date the Change in Control occurs shall be 100 percent vested in the adjusted balance of the Participant's or Inactive Participant's Company Stock and Other Investments Accounts;

(b) no merger, transfer of assets, or other similar transactions involving the Plan shall be permitted until all Loans outstanding at the time of the Change in Control have been repaid and all shares of Company Stock held in a Suspense Account in respect thereof have been released and allocated to the Company Stock Accounts of Participants employed by the Company or a Participating Employer as of the Change in Control date;

(c) no other action may be taken pursuant to Article XIII that would have the effect of diverting shares of Company Stock held in a Suspense Account to the Company Stock Accounts of Participants who are not employees of the Company or a Participating Employer as of the Change in Control date;

(d) if, in connection with the Change in Control, Company Stock held by the Plan has been sold for consideration other than securities constituting Company Stock, then the date that the Change in Control occurs shall be a special Valuation Date and each Member with an Account under the Plan as of the date the Change in Control occurs shall be entitled to share in the proceeds of such sale in the manner described in section 7.7(b); and

(e) for the calendar year in which the Change in Control occurs, the Company shall make an Employer Contribution to the Account of each Participant who is eligible to receive an Employer Contribution pursuant to the terms of
     Section 7.1 (or who would be eligible to receive an Employer Contribution under Section 7.1 if the date of the Change in Control were substituted for the Anniversary Date under that section); provided, however, that (i) such Employer Contribution shall be equal to 2% of the Participant's Compensation paid prior to the date of the Change in Control, and (ii) the amount of an Employer Contribution to which the Participant becomes entitled pursuant to the provisions of Articles 4 and 7 for the calendar year in which the Change in Control occurs (without giving effect to this section 16.11(e)) shall be reduced by the amount of any Employer Contribution made pursuant to this section 16.11(e).

     For purposes of this section, a "Change in Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

     (1) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of Northern Trust Corporation (the "Corporation") (not including in the securities beneficially owned by such Person any securities acquired directly from the Corporation or its affiliates) representing 20% or more of the combined voting power of the Corporation's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (3) below; or

     (2) The election to the Board of Directors of the Corporation, without the recommendation or approval of two thirds of the incumbent Board of Directors of the Corporation, of the lesser of: (A) three directors; or (B) directors constituting a majority of the number of directors of the Corporation then in office, provided, however, that directors
                                          --------  -------
          whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Corporation will not be considered as incumbent members of the Board of Directors of the Corporation for purposes of this section; or

(3) there is consummated a merger or consolidation of the Corporation or any direct or indirect subsidiary of the Corporation with any other company, other than (i) a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), at least 60% of the combined voting power of the securities of the Corporation or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Corporation (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Corporation (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Corporation or its Affiliates) representing 20% or more of the combined voting power of the Corporation's then outstanding securities; or

(4) the stockholders of the Corporation approve a plan of complete liquidation or dissolution of the Corporation or there is consummated an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets, other than a sale or disposition by the Corporation of all or substantially all of the Corporation's assets to an entity, at least 60% of the combined voting power of the voting securities of which are owned by stockholders of the Corporation in substantially the same proportions as their ownership of the Corporation immediately prior to such sale.

Notwithstanding the foregoing, a "Change in Control" shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Corporation immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Corporation immediately following such transaction or series of transactions.

For purposes of the foregoing the following definitions shall apply:

     "Affiliate" shall have the meaning set forth in Rule 12b-2 under Section 12 of the Exchange Act; "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act, except that a Person shall not be deemed to be the Beneficial Owner of any securities with respect to which such Person has properly filed a Form 13-G; "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time; and "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Corporation or any of its Affiliates, (ii) a trustee or other fiduciary holding securities under an employee benefits plan of the Corporation or any of its subsidiaries, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities or (iv) a corporation owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation.

In Witness Whereof, the Company has caused the Northern Trust Employee Stock Ownership Plan to be executed on its behalf by its duly authorized officer this 21st day of December, 2001.

                                         The Northern Trust Company


                                         By   /s/ Martin J. Joyce, Jr.
                                              ------------------------
                                                 Martin J. Joyce, Jr.
                                                 Senior Vice President

                                  Supplement #1

                       Extension of Plan to U.K. Employees

This Supplement #1 to the Plan is made a part of the Plan and supersedes any provisions thereof to the extent that they are not consistent with this Supplement. Unless the context clearly implies or indicates to the contrary, a word, term or phrase used or defined in the Plan is similarly used or defined for purposes of this Supplement #1.

1.   Purpose and Effect. Effective as of January 1, 1999 (the "U.K. Effective
     ------------------
     Date"), Employees of the Company or a Participating Employer who are residents of the United Kingdom ("U.K.") or who are employed under U.K. permanent contracts of employment shall be eligible to participate in the Plan, subject to the terms of the Plan as modified by this Supplement. Such employees are referred to herein as "U.K. Employees," and each U.K. Employee who becomes a Participant in the Plan pursuant to this Supplement is referred to herein as a "U.K. Participant." Effective for the Plan Year beginning January 1, 2002 and Plan Years thereafter, no new U.K. Employees shall become eligible to participate in the Plan.

2.   Service, Participation, and Compensation for U.K. Employees. U.K.
     -----------------------------------------------------------
     Employees' service with the Company or an Affiliate prior to the U.K. Effective Date shall be credited as Vesting Service pursuant to the provisions of section 3.4. U.K. Employees who had completed one year of Vesting Service as of the U.K. Effective Date shall become U.K. Participants in the Plan retroactive to the U.K. Effective Date (and Compensation (as defined below) paid to such U.K. Participants during 1999 shall be recognized for purposes of making the allocations required under section 7.4(c)). For a U.K. Participant, "Compensation" shall mean the base salary, statutory sick pay, statutory maternity pay (higher and lower rate) and shift allowance paid to a U.K. Participant.

3.   Allocation in Year of Retirement. In addition to the circumstances
     --------------------------------
     described in section 7.1 of the Plan, a U.K. Participant whose employment terminates after attainment of age 50 with at least two years of Vesting Service and who is entitled to a benefit from one of the Company's U.K. tax-approved retirement schemes will share in the allocations described in section 7.1 for the Anniversary Date occurring with respect to the Plan Year in which employment terminates. Effective for the Plan Year beginning January 1, 2002 and Plan Years thereafter, U.K. Participants shall no longer be eligible to receive an allocation of Employer Contributions under the Plan.

4.   Code Limitations. The following special rules shall apply for U.K.
     ----------------
     Participants:


     (a) U.K. Participants' compensation (as defined in paragraph (c) below) shall be recognized for purposes of section 4.1 of the Plan regarding the limit on the maximum deductible contribution under section 404 of the Code.

     (b) U.K. Participants shall be included with all other Participants when determining the limit on allocations pursuant to section 7.4(e) of the Plan. If reductions in the allocations to Highly Compensated Participants are necessary to comply with such limit, then the allocations to U.K. Participants who are Highly Compensated Participants shall be reduced in the same manner as all other Highly Compensated Participants.

     (c) Pursuant to Treasury regulation section 1.415-2(d)(11)(ii), wages and all other payments of compensation (within the meaning of section 3401(a) of the Code, but determined without regard to the location of the employment) received by U.K. Participants shall be recognized for all purposes of section 7.5(i)(2) of the Plan (i.e., sections 414(q), 415, and 416 of the Code).

5.   Cash Dividends Payable to U.K. Participants. Notwithstanding section 11.2
     -------------------------------------------
     of the Plan, cash dividends payable on the Company Stock allocated to a U.K. Participant's Company Stock Account initially shall be credited to his or her Other Investments Account. Thereafter, the amounts allocated to a U.K. Participant's Other Investments Account shall be used to purchase Company Stock pursuant to section 5.3 of the Plan.

6.   Diversification of Investments. Sections 2.1(ll)(1) and 2.1(mm)(1) shall
     ------------------------------
     not apply to U.K. Participants. As a result, any diversification elections for U.K. Participants shall be effected pursuant to section 7.9(a)(2) and no elections may be made pursuant to section 7.9(a)(1), regardless of the effective dates in such sections.

7.   Payment of Benefits. Pursuant to section 9.6 of the Plan, all payments of
     -------------------
     benefits under the Plan to or for the benefit of a U.K. Participant shall be made in shares of Company Stock, and the value of any partial shares shall be made in pounds sterling.

8.   Rollovers. Notwithstanding section 9.8 of the Plan:
     ---------


     (a) U.K. Participants (and their Beneficiaries) who performed all of their service outside of the U.S. will not be eligible to make a direct rollover to an eligible retirement plan.

     (b) U.K. Participants (and their Beneficiaries) who performed some service in the U.S. will be eligible to make a direct rollover to an eligible retirement plan of only that portion of a distribution which would be included in the U.K. Participant's U.S. gross income.

9.   Satisfaction of U.K. Income and Employment Tax Liabilities. If a U.K.
     ----------------------------------------------------------
     Participant receives a distribution from the Plan that, pursuant to U.K. law, subjects the Company to an obligation to account for tax under the U.K. Pay As You Earn ("PAYE") system, or to withhold or account for similar income, employment or other taxes or fees relating to the distribution, the Committee shall direct the Trustee to withhold from such distribution an amount sufficient to comply with such obligations. If a U.K. Participant receives his or her distribution in the form of both cash and Company Stock and the amount of cash distributed is not sufficient to allow the Trustee to withhold the amount sufficient to comply with such withholding obligations, the Trustee shall liquidate all or a portion of the Company Stock to be distributed as is necessary to satisfy such withholding obligations. To the extent the Committee deems it necessary or appropriate under U.K. law, it may require a U.K. Participant to consent to such withholding or liquidation of Company Stock prior to receiving a distribution, provided that it does so on a uniform and consistent basis.

10.  Conversion U.S. Dollars into U.K. Pounds Sterling. From time to time, it
     -------------------------------------------------
     will be necessary to convert U.S. dollars into U.K. pounds sterling or vice-versa to make allocations to U.K. Participants' Accounts, to make distributions from such Accounts, to apply certain Code limitations and to implement various other Plan provisions with respect to U.K. Participants. Such conversions shall take place at the time specified in the Plan for the relevant purpose, using the conversion rate specified for such date in the Wall Street Journal.

11.  No Mandatory Cash Out. Notwithstanding subsection 9.7(b) of the Plan, a
     ---------------------
     U.K. Participant shall not have any amount of the Vested Portion of his or her Account distributed to him or her at any time prior to the U.K. Participant's Normal Retirement Date or death without the U.K. Participant's written consent.

                                  Supplement #2

                        Special Rules for Fiserv Members

This Supplement #2 to the Plan is made a part of the Plan and supersedes any provisions thereof to the extent that they are not consistent with this Supplement. Unless the context clearly implies or indicates to the contrary, a word, term or phrase used or defined in the Plan is similarly used or defined for purposes of this Supplement #2.

1.   Effective Date. December 31, 1998.
     --------------

2.   Application.  This Supplement #2 shall apply to any Member identified in
     -----------
     Exhibits 16.1 and 16.2 of the Payment System Services Agreement dated October 20, 1998, between the Company and Fiserv Solutions, Inc. who is employed by the Company on December 31, 1998 (each a "Fiserv Member").

3.   Vesting. Each Fiserv Member shall become fully vested in his or her Account
     -------
     as of December 31, 1998.

                                  Supplement #3

       Special Rules for Fiserv Members Associated with 2001 Joint Venture

This Supplement #3 to the Plan is made a part of the Plan and supersedes any provisions thereof to the extent that they are not consistent with this Supplement. Unless the context clearly implies or indicates to the contrary, a word, term or phrase used or defined in the Plan is similarly used or defined for purposes of this Supplement #3.

1.   Effective Date.  July 31, 2001.
     --------------

2.   Application. This Supplement #3 shall apply to any Member identified in
     -----------
     Exhibit 2.02 of the Employee Agreement between the Company and Fiserv Solutions, Inc. ("Fiserv") dated June 15, 2001 who is a Participant in the Plan on July 31, 2001 and who has a termination date from the Company of July 31, 2001 (or who would have had a termination date of July 31, 2001 had the Member not been on a disability leave on such date) (each a "Fiserv Member").

3.   Special Provisions.  The following special provisions shall apply to
     ------------------
     Fiserv Members:

     (a)   Vesting:  Each Fiserv Member shall become fully vested in his or her
           -------
           Account as of July 31, 2001.

     (b)   Employer Contributions: If a Fiserv Member is employed by the Company
           ----------------------
           on July 31, 2001 and remains continuously employed by Fiserv after that date through December 31, 2001, then the Fiserv Member shall be eligible to receive a prorated Employer Contribution for the 2001 Plan Year.

                                   Schedule A


--------------------------------------------------------------------------------------------------------
     Affiliate Name & Acq. Code                    ESOP Earliest Vesting Date
--------------------------------------------------------------------------------------------------------
O'Hare                                       OH    N/A
Acquired: 05/17/82
Joined Benefits and Payroll: 01/01/88
Pension Merger: 01/01/86
--------------------------------------------------------------------------------------------------------
Woodfield                                    JB    N/A
Acquired: 07/26/82
Joined Benefits and Payroll: 01/01/88
Adopted NT Pension: 01/01/86
--------------------------------------------------------------------------------------------------------
Naperville                                   NP    N/A
Acquired: 10/01/82
Joined Benefits and Payroll: 01/01/88
Adopted NT Pension: 01/01/86
--------------------------------------------------------------------------------------------------------
Oak Brook                                    OB    N/A
Acquired: 06/01/83
Joined Benefits and Payroll: 01/01/88
Adopted NT Pension: 01/01/86
--------------------------------------------------------------------------------------------------------
Hickey/NT Brokerage                          TB    N/A
Acquired: 04/09/84
Joined Benefits and Payroll: 01/07/87
Adopted NT Pension: 01/01/86
--------------------------------------------------------------------------------------------------------
Phoenix National                             AR    N/A
Acquired: 06/06/86
Joined Benefits and Payroll: 01/01/87
--------------------------------------------------------------------------------------------------------
LakeForest                                   EB    N/A
Acquired: 12/31/86
Joined Benefits and Payroll: 01/01/88
Adopted NT Pension: 01/01/88
--------------------------------------------------------------------------------------------------------
Concorde Bank                                AQ    Later of:
Acquired: 06/18/89                                 06/18/89 or DOH
--------------------------------------------------------------------------------------------------------
Berry, Hartell, Evers & Osborne, Inc. (BHE)  AF    Later of:
Acquired: 11/30/89                                 11/30/89 or DOH
--------------------------------------------------------------------------------------------------------
Heritage Trust                               HT    As of 10/01/91:
Acquired: 09/28/90                                 DOH w/Heritage [before or after acquisition (Plan
                                                   Merger 10/01/91)]
--------------------------------------------------------------------------------------------------------
Tri Valley National Bank                     TV    Later of:
(CA) charter                                       06/27/91 or DOH
Acquired: 06/27/91
--------------------------------------------------------------------------------------------------------
Trust Services of America                    TS    Later of:
Acquired: 01/31/92                                 01/31/92 or DOH
Joined Benefits and Payroll: 02/1/92
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

       Affiliate Name & Acq. Code                             ESOP Earliest Vesting Date

--------------------------------------------------------------------------------------------------------
Hazlehurst & Assoc.                          HA      DOH w/Hazlehurst (before or after acquisition)
Acquired: 04/15/94
Joined Benefits and Payroll: 01/01/96
--------------------------------------------------------------------------------------------------------
Vero Beach                                   VB      Later of:
Acquired: 03/31/95                                   03/31/95 or DOH
Joined Benefits and Payroll: 01/01/96
Pension Merger: 01/01/96
--------------------------------------------------------------------------------------------------------
Tanglewood Bank                              TW      DOH w/Tanglewood (before or after acquisition)
Acquired: 07/31/95
Joined Benefits and Payroll: 01/01/96
--------------------------------------------------------------------------------------------------------
Bent Tree National Bank                      BT      DOH w/Bent Tree (before or after acquisition)
Acquired: 11/15/96
Joined Benefits and Payroll: 01/01/97
--------------------------------------------------------------------------------------------------------
Trust Bank of Colorado                       DN      Later of:
Acquired: 5/15/98                                    5/15/98 or DOH
Joined Benefits and Payroll: 7/01/98
--------------------------------------------------------------------------------------------------------
Northern Trust Company of Connecticut/       RC      DOH w/NTCC
Northern Trust Global Advisors, Inc.                 (before or after acquisition)
Acquired:  10/31/95
Joined Benefits and Payroll:  04/01/00
--------------------------------------------------------------------------------------------------------
Carl Domino Associates L.P.                  CD      DOH w/Domino
Assets Acquired:  05/01/2000
Joined Benefits and Payroll:  07/01/2000
--------------------------------------------------------------------------------------------------------
Purchase of Master Trust Services            MT
Unit of FNBC:  01/04/85                              N/A
--------------------------------------------------------------------------------------------------------
FCNBD Agreement Dated 10/03/96:              FC      Service Date w/FCNBD
Applicable to FCNBD hires to Northern from
9/30/96 through 9/30/97
--------------------------------------------------------------------------------------------------------
ANB IMC                                      AI      First Chicago NBD Service Date
Acquired:  12/31/97                                  (before or after acquisition)
Joined Benefits and Payroll:  01/01/98
--------------------------------------------------------------------------------------------------------

DOH = Date of Hire